$1,691,890,000 (Approximate) FIRST FRANKLIN MORTGAGE LOAN TRUST, SERIES 2005-FF9 SENIOR/SUBORDINATE CERTIFICATES Available Funds Floaters No Hard Cap – Act/360 – No Delay

LEHMAN BROTHERS

MORTGAGE BACKED SECURITIES

To 10% Call
			Est.	Payment	Initial		Legal	Expected
	Approximate		WAL(2)	Window(2)	C/E (3)	Initial	Final	Ratings
Class	Size ($)(1)	Benchmark	(yrs.)	(mos.)	(%)	Margin	Maturity	(S&P/Fitch/DBRS)
A1(4)	340,195,000	1 M LIBOR	2.15	1-78	16.35%	TBD	10/25/2035	AAA/AAA/AAA
A2(5)	642,930,000	1 M LIBOR	0.87	1-23	16.35%	TBD	10/25/2035	AAA/AAA/AAA
A3(5)	300,303,000	1 M LIBOR	3.00	23-61	16.35%	TBD	10/25/2035	AAA/AAA/AAA
A4(5)	143,251,000	1 M LIBOR	6.17	61-78	16.35%	TBD	10/25/2035	AAA/AAA/AAA
M1	77,602,000	1 M LIBOR	4.59	42-78	11.80%	TBD	10/25/2035	AA+/AA+/AA(high)
M2	39,227,000	1 M LIBOR	4.51	40-78	9.50%	TBD	10/25/2035	AA/AA/AA
M3	25,583,000	1 M LIBOR	4.48	40-78	8.00%	TBD	10/25/2035	AA-/AA-/AA(low)
M4	26,436,000	1 M LIBOR	4.45	39-78	6.45%	TBD	10/25/2035	A+/A+/A(high)
M5	24,730,000	1 M LIBOR	4.44	38-78	5.00%	TBD	10/25/2035	A/A/A
M6	13,644,000	1 M LIBOR	4.42	38-78	4.20%	TBD	10/25/2035	A-/A-/A(low)
M7	12,792,000	1 M LIBOR	4.42	38-78	3.45%	TBD	10/25/2035	BBB+/BBB+/BBB(high)
M8	36,669,000	1 M LIBOR	4.28	37-78	1.30%	TBD	10/25/2035	BBB/NR/BBB
M9	8,528,000	1 M LIBOR	3.59	37-56	0.80%	TBD	10/25/2035	BBB-/NR/BBB(low)

To Maturity
			Est.	Payment	Initial		Legal	Expected
	Approximate		WAL(2)	Window(2)	C/E (3)	Initial	Final	Ratings
Class	Size ($)(1)	Benchmark	(yrs.)	(mos.)	(%)	Margin	Maturity	(S&P/Fitch/DBRS)
A1(4)	340,195,000	1 M LIBOR	2.34	1-171	16.35%	TBD	10/25/2035	AAA/AAA/AAA
A2(5)	642,930,000	1 M LIBOR	0.87	1-23	16.35%	TBD	10/25/2035	AAA/AAA/AAA
A3(5)	300,303,000	1 M LIBOR	3.00	23-61	16.35%	TBD	10/25/2035	AAA/AAA/AAA
A4(5)	143,251,000	1 M LIBOR	7.64	61-173	16.35%	TBD	10/25/2035	AAA/AAA/AAA
M1	77,602,000	1 M LIBOR	5.02	42-138	11.80%	TBD	10/25/2035	AA+/AA+/AA(high)
M2	39,227,000	1 M LIBOR	4.91	40-127	9.50%	TBD	10/25/2035	AA/AA/AA
M3	25,583,000	1 M LIBOR	4.85	40-120	8.00%	TBD	10/25/2035	AA-/AA-/AA(low)
M4	26,436,000	1 M LIBOR	4.79	39-115	6.45%	TBD	10/25/2035	A+/A+/A(high)
M5	24,730,000	1 M LIBOR	4.73	38-108	5.00%	TBD	10/25/2035	A/A/A
M6	13,644,000	1 M LIBOR	4.65	38-100	4.20%	TBD	10/25/2035	A-/A-/A(low)
M7	12,792,000	1 M LIBOR	4.59	38-94	3.45%	TBD	10/25/2035	BBB+/BBB+/BBB(high)
M8	36,669,000	1 M LIBOR	4.31	37-88	1.30%	TBD	10/25/2035	BBB/NR/BBB
M9	8,528,000	1 M LIBOR	3.59	37-56	0.80%	TBD	10/25/2035	BBB-/NR/BBB(low)

(1)

Subject to a permitted variance of +5% in the aggregate.

(2)

The Certificates will be priced assuming a prepayment speed of 30% CPR.

(3)

Initial Credit Enhancement includes overcollateralization of approximately 0.80%.

(4)

The Class A1 Certificates are the Senior Certificates of Group 1.

(5)

The Class A2, Class A3, and Class A4 Certificates are the Senior Certificates of Group 2.

Principal Payment Priority

On each Distribution Date, principal in the amount of any Net Swap Payment or swap termination payment due to the Swap Counterparty and remaining unpaid (after application of interest received or advanced for this purpose on such Distribution Date), will be deposited into the swap account and paid as described in the Swap Account Payment Priority, to be paid from each of Group 1 and Group 2 in proportion to the aggregate collateral balance of each group and then from the unrelated group, to the extent unpaid.  Any funds remaining will be paid in the following order of priority:

I.

Prior to the Stepdown Date, or whenever a Trigger Event is in effect:

1)

A)

All principal from Group 1 will be paid to the Class A1 Certificates until reduced to zero; and

B)

All principal from Group 2 will be paid to the Class A2, A3 and A4 Certificates, sequentially and in that order, until reduced to zero;

2)

If the Senior Certificates related to either group have been retired, all principal from that group will be allocated to the Senior Certificates of the unrelated group, to be paid as described above, until all the Senior Certificates have been reduced to zero; and

3)

All remaining principal will be allocated to the Class M1, M2, M3, M4, M5, M6, M7, M8 and M9 Certificates, sequentially and in that order, until reduced to zero.

II.

  On or after the Stepdown Date and as long as a Trigger Event is not in effect:

1)

All principal from each Group will be allocated to the related Senior Certificates, to be paid as described in (I)(1) above, provided, however, that principal will only be allocated to the Senior Certificates in the amount required to achieve the Targeted Senior Enhancement Percentage in the aggregate;

2)

If the Senior Certificates related to either group have been retired, all principal from that group will be allocated to the Senior Certificates of the unrelated group, to be paid as described above, until the Targeted Senior Enhancement Percentage has been reached in the aggregate; and

3)

All remaining principal will be allocated to the Class M1, M2, M3, M4, M5, M6, M7, M8 and M9 Certificates, sequentially and in that order, until the Credit Enhancement behind each class is equal to two times the related initial credit enhancement percentage.

The Stepdown Date is the earlier of (x) the Distribution Date on which the Class Principal Amount of each of the Senior Certificates has been reduced to zero or (y) the later of (i) the Distribution Date upon which the Senior Enhancement Percentage (as defined herein) is greater than or equal to approximately 32.70% (the “Targeted Senior Enhancement Percentage”) or (ii) the 37th distribution date.

Interest Payment Priority

The Interest Rates for the Class A1, A2, A3, A4, M1, M2, M3, M4, M5, M6, M7, M8 and  M9 Certificates  (the “LIBOR Certificates”) will be equal to the lesser of (i) one-month LIBOR plus their respective margins and (ii) the applicable Net Funds Cap (as defined herein).  Interest for the LIBOR Certificates will be calculated on an actual/360 basis.

The “Accrual Period” for the LIBOR Certificates for each Distribution Date will be the one-month period beginning on the immediately preceding Distribution Date (or on September 25, 2005, in the case of the first Accrual Period) and ending on the day immediately preceding the related Distribution Date.

Interest received or advanced on each Distribution Date will be allocated in the following priority:

(1)

To pay fees including Servicing Fees;

(2)

To deposit into the Swap Account (as defined below) any Net Swap Payment (as defined below) or any swap termination payment owed to the Swap Counterparty pursuant to the swap agreement, to be paid from Group 1 and Group 2 Interest in an amount proportionate to the aggregate collateral balance of the related Group;

(3)

To deposit into the Swap Account any Net Swap Payment or any swap termination payment owed to the swap counterparty pursuant to the swap agreement, from the unrelated Group, to the extent not paid above;

(4)

To pay Current Interest and Carryforward Interest to the Class A1 Certificates from Group 1 Interest;

(5)

To pay Current Interest and Carryforward Interest to the Class A2, A3 and A4 Certificates from Group 2 Interest on a pro rata basis;

(6)

To pay Current Interest and Carryforward Interest to the Senior Certificates on a pro rata basis to the extent not paid above;

(7)

To pay Current Interest and Carryforward Interest to the Class M1, M2, M3, M4, M5, M6, M7, M8 and M9 Certificates, sequentially and in that order;

(8)

To pay the Credit Risk Manager Fee;

(9)

To pay to the Trustee previously unreimbursed extraordinary costs, liabilities and expenses, to the extent provided in the Trust Agreement;

(10)

Any interest remaining after the application of (1) through (9) above will be deemed excess interest for such Distribution Date and will be distributed as principal, according to the principal distribution rule in effect for such Payment Date, as needed to maintain the Overcollateralization Target;

(11)

To pay sequentially to the Class M1, M2, M3, M4, M5, M6, M7, M8 and M9 Certificates any Deferred Amounts;

(12)

To pay concurrently in proportion to their respective Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts, to the Class A1, A2, A3 and A4 Certificates, any Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts;

(13)

To pay sequentially to the Class M1, M2, M3, M4, M5, M6, M7, M8 and M9 Certificates any Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts; and

(14)

To pay remaining amounts to the holder of the Class X Certificates.

Interest Rate Swap Agreement

The 59-month Interest Rate Swap Agreement (the “Swap Agreement”) will obligate the Trust to pay a predetermined annual rate (as shown below) on the swap notional amount in each period.  The Trust will receive payments equal to an annual rate of one-month LIBOR on the swap notional amount for each period over the life of the Swap Agreement.  Payments on both legs of the swap are calculated on an actual/360 basis.  The payments will be netted against each other each month (the “Net Swap Payment”) and will be deposited into an account (the “Swap Account”).

Month	Approximate Notional Balance ($)	Rate of Payment by Trust (%)	Month	Approximate Notional Balance ($)	Rate of Payment by Trust (%)
1	0	0.00	31	293,657,000	4.50
2	1,645,076,000	3.98	32	274,611,000	4.51
3	1,594,725,000	4.08	33	259,066,000	4.52
4	1,545,909,000	4.15	34	246,348,000	4.52
5	1,498,577,000	4.18	35	234,253,000	4.53
6	1,452,688,000	4.22	36	222,757,000	4.53
7	1,408,196,000	4.34	37	211,824,000	4.54
8	1,365,058,000	4.36	38	201,427,000	4.55
9	1,323,234,000	4.37	39	191,540,000	4.56
10	1,282,684,000	4.38	40	182,137,000	4.56
11	1,243,368,000	4.39	41	173,195,000	4.57
12	1,205,250,000	4.40	42	164,691,000	4.58
13	1,159,764,000	4.42	43	156,605,000	4.58
14	1,114,555,000	4.43	44	148,914,000	4.59
15	1,069,711,000	4.46	45	141,602,000	4.60
16	1,025,314,000	4.47	46	134,647,000	4.61
17	981,444,000	4.44	47	128,033,000	4.61
18	938,177,000	4.46	48	121,744,000	4.62
19	895,585,000	4.48	49	115,763,000	4.63
20	853,736,000	4.49	50	110,075,000	4.64
21	812,694,000	4.50	51	104,667,000	4.65
22	772,516,000	4.50	52	99,524,000	4.65
23	733,259,000	4.50	53	94,633,000	4.66
24	694,971,000	4.49	54	89,982,000	4.67
25	563,032,000	4.47	55	85,559,000	4.67
26	492,123,000	4.48	56	81,353,000	4.68
27	430,142,000	4.48	57	77,354,000	4.69
28	383,023,000	4.49	58	73,549,000	4.69
29	346,286,000	4.49	59	69,930,000	4.70
30	317,118,000	4.50	60	66,477,000	4.71

Swap Account Payment Priority

All payments due under the Swap Agreement and any swap termination payment pursuant to the Swap Agreement will be deposited into the Swap Account, and allocated in the following order of priority:

(1)

To pay any Net Swap Payment owed to the Swap Counterparty pursuant to the Swap Agreement;

(2)

To pay any swap termination payment to the Swap Counterparty, to the extent the termination is not due to a default on the part of the Swap Counterparty;

(3)

To the Class A1, A2, A3 and A4 Certificates, Current Interest and Carryforward Interest, on a pro rata basis, to the extent not yet paid;

(4)

To the Class M1, M2, M3, M4, M5, M6, M7, M8 and M9 Certificates, Current Interest and Carryforward Interest, sequentially and in that order, to the extent not yet paid;

(5)

To be paid as principal, in accordance with the principal distribution rules in effect for such Distribution Date, as needed to maintain the Overcollateralization Target(1);

(6)

To pay sequentially to the Class M1, M2, M3, M4, M5, M6, M7, M8 and M9 Certificates any Deferred Amounts, to the extent not yet paid(1);

(7)

To pay concurrently in proportion to their respective Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts, to the Class A1, A2, A3 and A4 Certificates, any Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts, to the extent not yet paid;

(8)

To the Class M1, M2, M3, M4, M5, M6, M7, M8 and M9 Certificates, any Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts, sequentially and in that order, to the extent not yet paid;

(9)

To pay any swap termination payment to the Swap Counterparty, to the extent the termination is due to a default on the part of the Swap Counterparty; and

(10)

All remaining amounts to the holder of the Class X Certificates.

(1)  Amounts paid under steps (5) and (6) must be limited to Cumulative Realized Losses.

Carryforward Interest

“Carryforward Interest” for each Class of LIBOR Certificates for any Distribution Date will be the sum of (1) the amount, if any, by which (x) the sum of (A) Current Interest for such Class for the immediately preceding Distribution Date and (B) any unpaid Carryforward Interest from previous Distribution Dates exceeds (y) the amount distributed in respect of interest on such Class on such immediately preceding Distribution Date, and (2) interest on such amount for the related Accrual Period at the applicable Interest Rate.

“Current Interest” for any Class of LIBOR Certificates for any Distribution Date will be the aggregate amount of interest accrued at the applicable Interest Rate during the related Accrual Period on the Class Principal Amount of that Class.

Net Funds Cap

The “Senior Net Funds Cap” for each Distribution Date and each Group will be an annual rate equal to (a) a fraction, expressed as a percentage, the numerator of which is the product of (1) the excess, if any, of (i) the related Optimal Interest Remittance Amount (as defined below) for such date over (ii) the proportionate share of any Net Swap Payment and any swap termination payment due to the Swap Counterparty and (2) 12, and the denominator of which is the related Group balance for the immediately preceding Distribution Date, multiplied by (b) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the accrual period.

The “Subordinate Net Funds Cap” for any Distribution Date will be the weighted average of the Senior Net Funds Caps for both groups, weighted on the basis of their Group Subordinate Amounts; provided, however, on any Distribution Date after the Senior Certificates related to any Group have been reduced to zero, such weighting shall be on the basis of the principal balance of each Group.

The “Optimal Interest Remittance Amount” with respect to each Distribution Date and each Group will be equal to the product of (A) (x) the weighted average of the Net Mortgage Rates (as defined below) of the Mortgage Loans in the Group, as of the first day of the related collection period divided by (y) 12 and (B) the aggregate Group balance for the immediately preceding Distribution Date.

The “Net Mortgage Rate” with respect to any Mortgage Loan will be the Mortgage Rate thereof reduced by the Servicing Fee Rate.

Origination and Servicing

All of the Mortgage Loans were originated or acquired by First Franklin and are serviced by National City Home Loan Services.

Credit Risk Manager

MortgageRamp Inc. (“MortgageRamp”) will act as a credit risk manager on behalf of the Trust.  MortgageRamp’s primary function will be to monitor and advise the servicers with respect to default management and reporting for the benefit of the Trust. The following summarizes some of MortgageRamp’s monthly activities:

•

Monitoring of all loans that are 60 or more days delinquent to ensure all foreclosure timelines are met or forbearance plans are established.

•

Review of the prepayment penalty collections by the servicers.

Basis Risk Shortfall

With respect to each Distribution Date, to the extent that (a) the amount of interest payable to a Class, as calculated without regard to the applicable Net Funds Cap, exceeds (b) the amount calculated at the stated rate (such excess, a “Basis Risk Shortfall”), that Class will be entitled to the amount of such Basis Risk Shortfall and Unpaid Basis Risk Shortfall, before the Class X and Class R Certificates are entitled to any distributions.  The “Unpaid Basis Risk Shortfall” for any Class of Certificates on any Distribution Date will be the aggregate of all Basis Risk Shortfalls for such Class for all previous Distribution Dates, together with interest thereon at the applicable Interest Rate, less all payments made with respect to such Class in respect of such Basis Risk Shortfalls on or prior to such Distribution Date.

Losses

Losses are allocated in the following order: excess spread, overcollateralization, and the Class M Certificates in inverse order of priority.  The allocation of losses to a class will result in a writedown of its principal amount and is referred to as an “Applied Loss Amount”.  The balance of the Class A1, A2, A3 and A4 Certificates will not be reduced by allocation of Applied Loss Amounts.

Deferred Amount & Subsequent Recoveries

With respect to each Distribution Date, the “Deferred Amount” for each Class of Class M Certificates will be equal to the amount by which (x) the aggregate of Applied Loss Amounts previously applied in reduction of the Class Principal Amount thereof exceeds (y) the sum of (i) the aggregate of amounts previously distributed in reimbursement thereof and (ii) the amount by which the Principal Amount of such class has been increased due to Subsequent Recoveries.

A “Subsequent Recovery” is an amount recovered with respect to a Mortgage Loan after it has been liquidated and the loss has been passed through to the Trust.  Subsequent Recoveries will increase the principal amount of classes which have been allocated an Applied Loss Amount, in order of seniority, by an amount equal to the lesser of (i) the outstanding Deferred Amount for such class and (ii) the amount of Subsequent Recoveries available after application to more senior classes.  Funds related to Subsequent Recoveries will be included in the remittance amount for the related Distribution Date.

10% Optional Redemption

The transaction can be called by the Master Servicer, Aurora Loan Services LLC (an affiliate of Lehman Brothers), on any Distribution Date following the month in which the loan principal balance of the Mortgage Loans is reduced to less than 10% of the Cut-off Date loan principal balance.  If the optional redemption is not exercised on the first Distribution Date on which it is able to be exercised, beginning with the next succeeding Distribution Date, the margins on the Class A1, A2, A3 and A4 Certificates will double and the margins on the Class M1, M2, M3, M4, M5, M6, M7, M8 and M9 Certificates will increase to 1.5 times their initial margins.

Credit Enhancement

Subordination

Classes A1, A2, A3 and A4 will have limited protection by means of the subordination of the Class M Certificates.  Classes A1, A2, A3 and A4 will have the preferential right to receive interest due to them and principal available for distribution over Classes having a lower priority of distribution.  Similarly, each Class of Class M Certificates will be senior to all other Classes of Class M Certificates with a higher numerical designation.  If on any Distribution Date after giving effect to all realized losses and distributions of principal on such Distribution Date, the aggregate Certificate Principal Amount exceeds the aggregate loan balance, the Class M Certificates will be reduced by the Applied Loss Amount in inverse order of priority, until all of the Class M Certificates have been reduced to zero.

Overcollateralization

Excess interest may be used to pay down the Certificates so the aggregate loan balance exceeds the aggregate certificate balance (Overcollateralization or “OC”).  Excess interest will be used to maintain the OC Target.

Prior to the Stepdown Date, the OC Target with respect to any Distribution Date is equal to the initial OC, which is approximately 0.80% of the Cut-off Date collateral balance.  The OC Target with respect to any Distribution Date on or after the Stepdown Date and for which a Trigger Event is not in effect is equal to the greater of (i) the lesser of (a) 0.80% of the Cut-off Date collateral balance and (b) 1.60% of the current collateral balance, after giving effect to distributions on that Distribution Date, and (ii) 0.50% of the Cut-off Date collateral balance.  For any Distribution Date on or after the Stepdown Date and for which a Trigger Event is in effect, the OC Target will be equal to the OC Target for the immediately preceding Distribution Date.

Trigger Events

A “Trigger Event” will have occurred with respect to any Distribution Date if the Rolling Three Month Delinquency Rate as of the last day of the immediately preceding month equals or exceeds 45.90% of the Senior Enhancement Percentage for that Distribution Date, or if the Cumulative Realized Losses exceed:

Distribution Date

Loss Percentage

October 2008 to September 2009

3.10% for the first month, plus an additional 1/12th of 1.05% for each month thereafter

October 2009 to September 2010

4.15% for the first month, plus an additional 1/12th of

0.80% for each month thereafter

October 2010 to September 2011

4.95% for the first month, plus an additional 1/12th of

0.25% for each month thereafter

October 2011 and thereafter

5.20%

The “Rolling Three Month Delinquency Rate” with respect to any Distribution Date will be the average of the Delinquency Rates for each of the three (or one and two, in the case of the first and second Distribution Dates) immediately preceding months.

The “Delinquency Rate” for any month will be the fraction, expressed as a percentage, the numerator of which is the aggregate outstanding principal balance of all Mortgage Loans 60 or more days delinquent (including all foreclosures and REO Properties) as of the close of business on the last day of such month, and the denominator of which is the aggregate loan balance as of the close of business on the last day of such month.

“Cumulative Realized Losses” with respect to any Distribution Date will be equal to the fraction, expressed as a percentage, obtained by dividing (x) the aggregate amount of cumulative Realized Losses incurred on the Mortgage Loans from the Cut-off Date through the last day of the related Collection Period by (y) the Cut-off Date Balance.

The “Senior Enhancement Percentage” for any Distribution Date will be the fraction, expressed as a percentage, the numerator of which is the sum of the total Certificate Principal Amount of the Class M Certificates and the Overcollateralization Amount (which, for purposes of this definition only, will not be less than zero), and the denominator of which is the aggregate loan balance, after giving effect to distributions on that Distribution Date.

Lehman Brothers Contacts

MBS Trading	Matt Miller	(212) 526-8315
	Rishi Bansal	(212) 526-8315
	Alar Randmere	(212) 526-8315
	Sumit Chhabra	(212) 526-8315
	Alok Sharma	(212) 526-8315
	David Wong	(212) 526-8315
	Anish Kumar	(212) 526-8315
	Domenic Tripodi	(212) 526-8315

Syndicate	Kevin White	(212) 526-9519
	Bob Caldwell	(212) 526-9519
	Dan Covello	(212) 526-9519
	Paul Tedeschi	(212) 526-9519

MBS Banking	Ellen Kiernan	(212) 526-4279
	Angel Lau	(212) 526-9245
	Christina Barretto	(212) 526-2185
	Shelly Garg	(212) 526-0198
	Patrick Fruzzetti	(212) 526-2693
	Elena Yu	(212) 526-0524

Rating Agency Contacts

S&P	Monica Perelmuter	(212) 438-6309
Fitch	Vanessa Purwin	(212) 908-0269
DBRS	Mark Zelmanovich	(212) 806-3260
	Quincy Tang	(212) 806-3256

Summary of Terms
Issuer:	First Franklin Mortgage Loan Trust, Series 2005-FF9
Depositor:	Structured Asset Securities Corporation
Trustee:	U.S. Bank National Association
Master Servicer:	Aurora Loan Services LLC
Credit Risk Manager:	MortgageRamp Inc.
Lead Underwriter:	Lehman Brothers Inc.
Swap Counterparty:	TBD
Distribution Date:	25th of each month, or the next succeeding Business Day, beginning in October 2005.
Cut-Off Date:	September 1, 2005
Pricing Date:	Week of September 19, 2005
Closing Date:	September 30, 2005
Settlement Date:	September 30, 2005
Delay Days:	0 day delay
Dated Date:	September 25, 2005
Day Count:	Actual/360
Collection Period:	2nd day of prior month through 1st day of month of such distribution
Credit Risk Manager Fee:	[0.01% of the loan principal balance annually, provided however, that the credit risk manager’s fee for each Distribution Date will not be less than $1,500.]
Servicing Fee:	The servicing fee for all of the Mortgage Loans is equal to 0.50% of the loan principal balance annually.
Clearing/Registration:	Book-entry through DTC, Clearstream and Euroclear.
Denomination:	Minimum $25,000; increments $1 in excess thereof for Class A Certificates. Minimum $100,000; increments $1 in excess thereof for the Class M Certificates.
Summary of Terms (continued)
SMMEA Eligibility:	None of the Certificates are expected to be SMMEA eligible.
ERISA Eligibility:	The Class A and Class M Certificates are expected to be ERISA eligible, subject to certain investor-based qualifications.
Tax Status:	REMIC for Federal income tax purposes

Sensitivity Analysis - To 10% Call

% CPR	20%	25%	30%	35%	40%

Class A1
Avg. Life (yrs)	3.47	2.71	2.15	1.72	1.36
Window (mos)	1-121	1-96	1-78	1-65	1-55
Expected Final Mat.	10/25/2015	9/25/2013	3/25/2012	2/25/2011	4/25/2010

Class A2
Avg. Life (yrs)	1.37	1.07	0.87	0.73	0.62
Window (mos)	1-37	1-29	1-23	1-19	1-16
Expected Final Mat.	10/25/2008	2/25/2008	8/25/2007	4/25/2007	1/25/2007

Class A3
Avg. Life (yrs)	5.07	3.90	3.00	2.24	1.90
Window (mos)	37-95	29-75	23-61	19-36	16-31
Expected Final Mat.	8/25/2013	12/25/2011	10/25/2010	9/25/2008	4/25/2008

Class A4
Avg. Life (yrs)	9.61	7.60	6.17	5.13	3.61
Window (mos)	95-121	75-96	61-78	36-65	31-55
Expected Final Mat.	10/25/2015	9/25/2013	3/25/2012	2/25/2011	4/25/2010

Class M1
Avg. Life (yrs)	6.58	5.27	4.59	4.35	4.44
Window (mos)	37-121	39-96	42-78	45-65	49-55
Expected Final Mat.	10/25/2015	9/25/2013	3/25/2012	2/25/2011	4/25/2010

Class M2
Avg. Life (yrs)	6.58	5.26	4.51	4.15	4.06
Window (mos)	37-121	38-96	40-78	43-65	45-55
Expected Final Mat.	10/25/2015	9/25/2013	3/25/2012	2/25/2011	4/25/2010

Class M3
Avg. Life (yrs)	6.58	5.24	4.48	4.06	3.90
Window (mos)	37-121	38-96	40-78	41-65	43-55
Expected Final Mat.	10/25/2015	9/25/2013	3/25/2012	2/25/2011	4/25/2010

Class M4
Avg. Life (yrs)	6.58	5.24	4.45	4.01	3.79
Window (mos)	37-121	38-96	39-78	40-65	42-55
Expected Final Mat.	10/25/2015	9/25/2013	3/25/2012	2/25/2011	4/25/2010

Class M5
Avg. Life (yrs)	6.58	5.24	4.44	3.97	3.71
Window (mos)	37-121	37-96	38-78	39-65	40-55
Expected Final Mat.	10/25/2015	9/25/2013	3/25/2012	2/25/2011	4/25/2010

Sensitivity Analysis - To 10% Call

% CPR	20%	25%	30%	35%	40%

Class M6
Avg. Life (yrs)	6.58	5.23	4.42	3.94	3.66
Window (mos)	37-121	37-96	38-78	39-65	40-55
Expected Final Mat.	10/25/2015	9/25/2013	3/25/2012	2/25/2011	4/25/2010

Class M7
Avg. Life (yrs)	6.58	5.23	4.42	3.91	3.61
Window (mos)	37-121	37-96	38-78	38-65	39-55
Expected Final Mat.	10/25/2015	9/25/2013	3/25/2012	2/25/2011	4/25/2010

Class M8
Avg. Life (yrs)	6.40	5.08	4.28	3.78	3.48
Window (mos)	37-121	37-96	37-78	37-65	37-55
Expected Final Mat.	10/25/2015	9/25/2013	3/25/2012	2/25/2011	4/25/2010

Class M9
Avg. Life (yrs)	5.36	4.25	3.59	3.21	3.08
Window (mos)	37-87	37-69	37-56	37-46	37-39
Expected Final Mat.	12/25/2012	6/25/2011	5/25/2010	7/25/2009	12/25/2008

Sensitivity Analysis - To Maturity

% CPR	20%	25%	30%	35%	40%

Class A1
Avg. Life (yrs)	3.75	2.94	2.34	1.88	1.50
Window (mos)	1-255	1-208	1-171	1-144	1-122
Expected Final Mat.	12/25/2026	1/25/2023	12/25/2019	9/25/2017	11/25/2015

Class A2
Avg. Life (yrs)	1.37	1.07	0.87	0.73	0.62
Window (mos)	1-37	1-29	1-23	1-19	1-16
Expected Final Mat.	10/25/2008	2/25/2008	8/25/2007	4/25/2007	1/25/2007

Class A3
Avg. Life (yrs)	5.07	3.90	3.00	2.24	1.90
Window (mos)	37-95	29-75	23-61	19-36	16-31
Expected Final Mat.	8/25/2013	12/25/2011	10/25/2010	9/25/2008	4/25/2008

Class A4
Avg. Life (yrs)	11.82	9.36	7.64	6.36	4.63
Window (mos)	95-258	75-209	61-173	36-145	31-123
Expected Final Mat.	3/25/2027	2/25/2023	2/25/2020	10/25/2017	12/25/2015

Class M1
Avg. Life (yrs)	7.23	5.79	5.02	4.70	4.82
Window (mos)	37-210	39-168	42-138	45-115	49-98
Expected Final Mat.	3/25/2023	9/25/2019	3/25/2017	4/25/2015	11/25/2013

Class M2
Avg. Life (yrs)	7.19	5.74	4.91	4.48	4.34
Window (mos)	37-195	38-155	40-127	43-106	45-90
Expected Final Mat.	12/25/2021	8/25/2018	4/25/2016	7/25/2014	3/25/2013

Class M3
Avg. Life (yrs)	7.15	5.69	4.85	4.37	4.16
Window (mos)	37-185	38-147	40-120	41-100	43-85
Expected Final Mat.	2/25/2021	12/25/2017	9/25/2015	1/25/2014	10/25/2012

Class M4
Avg. Life (yrs)	7.10	5.65	4.79	4.29	4.04
Window (mos)	37-177	38-140	39-115	40-96	42-81
Expected Final Mat.	6/25/2020	5/25/2017	4/25/2015	9/25/2013	6/25/2012

Class M5
Avg. Life (yrs)	7.03	5.59	4.73	4.21	3.91
Window (mos)	37-166	37-132	38-108	39-90	40-76
Expected Final Mat.	7/25/2019	9/25/2016	9/25/2014	3/25/2013	1/25/2012

Sensitivity Analysis - To Maturity

% CPR	20%	25%	30%	35%	40%

Class M6
Avg. Life (yrs)	6.94	5.51	4.65	4.13	3.83
Window (mos)	37-154	37-122	38-100	39-83	40-70
Expected Final Mat.	7/25/2018	11/25/2015	1/25/2014	8/25/2012	7/25/2011

Class M7
Avg. Life (yrs)	6.85	5.44	4.59	4.06	3.73
Window (mos)	37-146	37-115	38-94	38-78	39-66
Expected Final Mat.	11/25/2017	4/25/2015	7/25/2013	3/25/2012	3/25/2011

Class M8
Avg. Life (yrs)	6.45	5.12	4.31	3.81	3.50
Window (mos)	37-136	37-107	37-88	37-73	37-62
Expected Final Mat.	1/25/2017	8/25/2014	1/25/2013	10/25/2011	11/25/2010

Class M9
Avg. Life (yrs)	5.36	4.25	3.59	3.21	3.08
Window (mos)	37-87	37-69	37-56	37-46	37-39
Expected Final Mat.	12/25/2012	6/25/2011	5/25/2010	7/25/2009	12/25/2008

Available Funds Cap Schedule* (1) (2) (3)

*The Effective Available Funds Cap is shown for the first 60 Distribution Dates.  For purposes of this calculation, it was assumed that Net Swap Payments from the Swap Agreement were available to the Senior Certificates of each group in proportion to the related Collateral Group Balance.

Period	Group 1 Senior Net Funds Cap (%)	Group 2 Senior Net Funds Cap (%)	Subordinate Net Funds Cap (%)	Period	Group 1 Senior Net Funds Cap (%)	Group 2 Senior Net Funds Cap (%)	Subordinate Net Funds Cap (%)
1	6.17113	5.89828	5.96334	40	14.81910	14.71683	14.74122
2	21.37946	21.11539	21.17836	41	15.52471	15.44458	15.46369
3	21.97386	21.70098	21.76605	42	17.07242	16.98358	17.00477
4	21.17959	20.91550	20.97848	43	15.32112	15.24077	15.25993
5	21.13575	20.87098	20.93411	44	15.72826	15.64512	15.66495
6	23.33769	23.04454	23.11445	45	15.12282	15.04225	15.06147
7	20.94622	20.68143	20.74457	46	15.52764	15.44427	15.46416
8	21.60591	21.33228	21.39753	47	15.11283	15.00620	15.03164
9	20.88120	20.61639	20.67954	48	15.02068	14.91394	14.93941
10	21.54855	21.27490	21.34016	49	15.42812	15.31770	15.34405
11	20.82880	20.56330	20.62661	50	14.84207	14.73510	14.76063
12	20.80213	20.53748	20.60059	51	15.24745	15.13679	15.16319
13	21.34539	21.07190	21.13712	52	14.67350	14.56629	14.59188
14	20.50351	20.23884	20.30195	53	14.76765	14.63468	14.66642
15	20.99176	20.71825	20.78347	54	16.25996	16.11261	16.14778
16	20.12763	19.86293	19.92605	55	14.60931	14.47609	14.50789
17	19.96353	19.69815	19.76143	56	15.01576	14.87797	14.91086
18	21.85033	21.55697	21.62693	57	14.45511	14.32163	14.35350
19	19.49258	19.22760	19.29078	58	14.86204	14.72398	14.75694
20	19.88519	19.61136	19.67666	59	14.46351	14.34233	14.37126
21	18.98111	18.71610	18.77929	60	14.39115	14.26985	14.29881
22	19.33742	19.06356	19.12886	61	11.39627	11.27078	11.30075
23	20.33894	20.21828	20.24705	62	11.02905	10.90749	10.93652
24	20.05528	19.93498	19.96367	63	11.39711	11.27135	11.30139
25	18.65943	18.53507	18.56473	64	11.02987	10.90804	10.93714
26	17.04060	16.92020	16.94891	65	11.08180	10.96404	10.99217
27	16.66836	16.54389	16.57357	66	12.26962	12.13909	12.17028
28	15.44567	15.32516	15.35390	67	11.08267	10.96465	10.99286
29	15.56588	15.49290	15.51030	68	11.45255	11.33046	11.35964
30	16.21081	16.13317	16.15169	69	11.08356	10.96527	10.99355
31	14.86052	14.78781	14.80515	70	11.45347	11.33110	11.36036
32	15.11319	15.03799	15.05592	71	11.13612	11.02180	11.04913
33	14.45136	14.37851	14.39588	72	11.13660	11.02214	11.04952
34	14.80937	14.73401	14.75198	73	11.50831	11.38991	11.41823
35	15.37969	15.27743	15.30181	74	11.13755	11.02284	11.05028
36	15.26548	15.16356	15.18787	75	11.50930	11.39063	11.41902
37	15.65447	15.54906	15.57419	76	11.13852	11.02354	11.05106
38	15.03590	14.93381	14.95815	77	11.19085	11.07998	11.10652
39	15.42218	15.31660	15.34177	78	11.96318	11.84453	11.87294

(1)

Based on one-month LIBOR and six-month LIBOR of 20% for each period.

(2)

Assumes a constant prepayment rate of 30%.

(3)

Assumes no losses.

Excess Spread (1)(2)(3)

Period	Excess Spread	Period	Excess Spread
1	1.85%	31	3.21%
2	1.52%	32	3.36%
3	1.56%	33	3.18%
4	1.34%	34	3.34%
5	1.30%	35	3.67%
6	1.71%	36	3.66%
7	1.13%	37	3.81%
8	1.26%	38	3.64%
9	1.09%	39	3.83%
10	1.23%	40	3.67%
11	1.06%	41	3.79%
12	1.04%	42	4.29%
13	1.18%	43	3.80%
14	1.00%	44	3.96%
15	1.13%	45	3.80%
16	0.95%	46	3.96%
17	0.97%	47	3.84%
18	1.44%	48	3.83%
19	0.92%	49	3.99%
20	1.07%	50	3.82%
21	0.89%	51	3.98%
22	1.05%	52	3.81%
23	2.95%	53	3.85%
24	2.96%	54	4.35%
25	3.15%	55	3.85%
26	2.98%	56	4.01%
27	3.14%	57	3.84%
28	2.97%	58	4.01%
29	3.22%	59	4.05%
30	3.54%	60	4.05%

(1)

Based on gradually increasing one-month LIBOR and six-month LIBOR.

(2)

Assumes a constant prepayment rate of 30%.

(3)

Does not include swap payments to the Trust, reflects swap payments made by the Trust.

Breakeven CDR Table

The table below displays the Constant Default Rate (“CDR”) and the related cumulative collateral loss wherein the Class will first incur a writedown. Calculations are run to maturity at the forward one-month LIBOR and six-month LIBOR curves. Other assumptions include: (1) a constant prepayment rate of 30%, (2) 40% loss severity, (3) 6 month lag from default to loss, (4) principal and interest advanced during the 6 month lag and (5) triggers fail (i.e., no stepdown).

Class	CDR Break-Even (%)	Cumulative Loss (%)
M1	19.49	15.109
M2	16.05	13.164
M3	14.00	11.894
M4	11.99	10.558
M5	10.18	9.269
M6	9.21	8.542
M7	8.28	7.818
M8	5.28	5.296
M9	4.14	4.253

FFML 2005-FF9 Collateral Summary – Aggregate

Collateral information is as of the Cut-off Date.

Collateral Characteristics – Aggregate
Collateral characteristics are listed below as of the Cut-off Date.

Amortization Type
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
Non- IO Loans:
2/28 ARM (Libor)	892	$166,812,812.87	9.78%	7.080%	100.00%	609	80.24%	44.98%
3/27 ARM (Libor)	268	52,924,453.11	3.10	6.867	100.00	625	79.78	41.29
5/25 ARM (Libor)	28	6,775,956.97	0.40	6.321	100.00	659	74.77	32.52
1/29 ARM (Libor)	5	1,620,347.86	0.10	5.935	100.00	678	70.71	84.34
Balloon	3	238,185.31	0.01	7.829	0.00	583	86.55	18.80
Fixed Rate	653	107,338,697.75	6.29	6.947	0.00	634	76.21	44.65
Subtotal (Non-IO):	1,849	$335,710,453.87	19.68%	6.984%	67.96%	621	78.72%	44.21%

Interest-Only Loans:
2/28 ARM (Libor)	3,363	$1,013,935,290.90	59.45%	6.343%	100.00%	669	80.30%	46.51%
3/27 ARM (Libor)	845	224,649,272.86	13.17	6.257	100.00	669	79.97	54.17
5/25 ARM (Libor)	344	88,943,405.47	5.21	6.159	100.00	687	78.30	78.21
6 Month ARM (Libor)	19	4,684,098.81	0.27	5.963	100.00	674	82.83	80.48
Balloon	4	878,204.46	0.05	8.124	0.00	641	87.28	52.51
Fixed Rate	173	36,733,987.79	2.15	7.048	0.00	641	79.02	77.37
Subtotal (IO Loans):	4,748	$1,369,824,260.29	80.32%	6.336%	97.25%	669	80.09%	50.77%

Total:	6,597	$1,705,534,714.16	100.00%	6.463%	91.49%	660	79.82%	49.48%

IO Term
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
Interest-Only Loans:
60	4,404	$1,280,880,854.82	93.51%	6.348%	97.06%	668	80.22%	48.86%
120	344	88,943,405.47	6.49	6.159	100.00	687	78.30	78.21
Total:	4,748	$1,369,824,260.29	100.00%	6.336%	97.25%	669	80.09%	50.77%

Collateral Characteristics – Aggregate (continued)
Collateral characteristics are listed below as of the Cut-off Date.

Scheduled Principal Balances

($)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
0.01 - 50,000.00	99	$4,165,977.28	0.24%	7.859%	47.77%	592	75.65%	73.22%
50,000.01 - 100,000.00	708	56,726,170.24	3.33	7.260	67.11	614	78.60	63.75
100,000.01 - 150,000.00	1,164	146,579,200.77	8.59	6.865	83.31	632	79.34	56.29
150,000.01 - 200,000.00	1,100	192,760,761.08	11.30	6.706	87.98	644	79.77	49.88
200,000.01 - 250,000.00	868	195,520,865.13	11.46	6.608	93.29	650	79.93	45.46
250,000.01 - 300,000.00	682	186,991,408.09	10.96	6.474	94.45	659	80.19	39.72
300,000.01 - 350,000.00	496	161,428,565.75	9.46	6.436	94.17	662	80.88	35.77
350,000.01 - 400,000.00	399	149,148,127.44	8.74	6.348	96.23	672	80.03	32.40
400,000.01 - 450,000.00	269	114,301,637.68	6.70	6.331	93.30	670	79.87	35.61
450,000.01 - 500,000.00	188	89,117,129.47	5.23	6.315	94.74	671	80.95	38.26
500,000.01 - 550,000.00	204	107,099,510.12	6.28	6.232	94.55	668	79.80	58.71
550,000.01 - 600,000.00	128	73,890,683.52	4.33	6.191	92.16	669	80.25	59.38
600,000.01 - 650,000.00	65	40,802,605.48	2.39	6.198	95.36	672	80.72	60.10
650,000.01 >=	227	187,002,072.11	10.96	6.028	93.40	688	78.23	80.60
Total:	6,597	$1,705,534,714.16	100.00%	6.463%	91.49%	660	79.82%	49.48%

Lien Position

	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
1st Lien	6,597	$1,705,534,714.16	100.00%	6.463%	91.49%	660	79.82%	49.48%
Total:	6,597	$1,705,534,714.16	100.00%	6.463%	91.49%	660	79.82%	49.48%

Collateral Characteristics – Aggregate (continued)
Collateral characteristics are listed below as of the Cut-off Date.

Loan Purpose

	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
Purchase	3,962	$1,114,181,908.15	65.33%	6.296%	96.58%	676	80.52%	50.41%
Cash Out Refinance	2,430	549,975,956.51	32.25	6.772	82.29	629	78.44	46.56
Rate/Term Refinance	205	41,376,849.50	2.43	6.883	76.75	636	79.33	63.11
Total:	6,597	$1,705,534,714.16	100.00%	6.463%	91.49%	660	79.82%	49.48%

Occupancy Status

	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
Primary Home	6,405	$1,667,598,484.46	97.78%	6.448%	91.35%	659	79.74%	49.08%
Investment	141	26,850,308.18	1.57	7.156	96.34	687	82.65	79.19
Second Home	51	11,085,921.52	0.65	7.166	100.00	692	85.04	37.87
Total:	6,597	$1,705,534,714.16	100.00%	6.463%	91.49%	660	79.82%	49.48%

Original Terms to Stated  Maturity

(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
1 - 180	79	$9,268,380.86	0.54%	7.191%	0.00%	637	77.08%	28.26%
181 - 240	2	178,528.63	0.01	7.209	0.00	561	81.79	100.00
241 - 360	6,516	1,696,087,804.67	99.45	6.459	92.00	660	79.84	49.59
Total:	6,597	$1,705,534,714.16	100.00%	6.463%	91.49%	660	79.82%	49.48%

Collateral Characteristics – Aggregate (continued)
Collateral characteristics are listed below as of the Cut-off Date.

Remaining Terms to Stated  Maturity

(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
1 - 180	79	$9,268,380.86	0.54%	7.191%	0.00%	637	77.08%	28.26%
181 - 240	2	178,528.63	0.01	7.209	0.00	561	81.79	100.00
241 - 360	6,516	1,696,087,804.67	99.45	6.459	92.00	660	79.84	49.59
Total:	6,597	$1,705,534,714.16	100.00%	6.463%	91.49%	660	79.82%	49.48%

State Distribution (Top 10)

	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
CA	2,323	$859,337,654.62	50.39%	6.164%	95.76%	673	78.85%	46.65%
FL	446	99,967,241.43	5.86	6.815	91.19	656	80.20	47.33
IL	358	68,424,365.23	4.01	7.016	77.37	637	80.62	29.13
NV	199	52,479,004.26	3.08	6.521	94.64	660	80.22	53.65
NY	166	49,802,451.03	2.92	6.672	87.63	658	80.00	41.11
WA	205	45,783,909.44	2.68	6.339	90.97	656	80.39	61.88
MN	229	44,818,441.23	2.63	6.623	96.98	647	81.92	43.12
TX	285	39,755,003.16	2.33	6.992	59.41	634	79.44	53.19
MD	139	38,755,444.98	2.27	6.796	85.28	648	80.54	64.10
VA	115	37,816,166.43	2.22	6.564	96.79	659	80.29	59.80
Other	2,132	368,595,032.35	21.61	6.822	87.27	640	81.34	57.22
Total:	6,597	$1,705,534,714.16	100.00%	6.463%	91.49%	660	79.82%	49.48%

Collateral Characteristics – Aggregate (continued)
Collateral characteristics are listed below as of the Cut-off Date.

Original Loan-to-Value Ratio

	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
First Lien Loans:
Less than 60.01%	262	$46,775,316.05	2.74%	6.496%	68.51%	624	51.26%	46.02%
60.01 to 70.00%	318	78,670,033.49	4.61	6.519	83.14	627	66.30	50.64
70.01 to 80.00%	4,487	1,251,082,193.46	73.35	6.241	93.57	670	79.51	49.66
80.01 to 85.00%	495	101,408,827.16	5.95	7.177	88.14	616	84.38	54.45
85.01 to 90.00%	934	207,454,856.49	12.16	7.344	89.59	639	89.66	46.33
90.01 to 95.00%	100	20,037,769.63	1.17	7.320	84.42	656	94.25	48.94
95.01 to 100.00%	1	105,717.88	0.01	6.625	100.00	752	100.00	100.00
Total:	6,597	$1,705,534,714.16	100.00%	6.463%	91.49%	660	79.82%	49.48%

Collateral Characteristics – Aggregate (continued)
Collateral characteristics are listed below as of the Cut-off Date.

Original Full Combined Loan-to-Value Ratio*

	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
First Lien Loans:
Less than 60.01%	261	$46,225,316.05	2.71%	6.505%	68.13%	623	51.18%	46.57%
60.01 to 70.00%	298	64,631,662.47	3.79	6.544	79.58	616	66.01	46.95
70.01 to 80.00%	1,168	287,933,430.72	16.88	6.515	81.25	637	78.02	49.43
80.01 to 85.00%	506	109,093,290.99	6.40	7.111	88.98	621	83.38	55.40
85.01 to 90.00%	1,037	257,288,697.33	15.09	7.113	90.58	647	87.41	48.57
90.01 to 95.00%	237	80,282,357.34	4.71	6.424	92.53	673	83.03	54.58
95.01 to 100.00%	3,090	860,079,959.26	50.43	6.165	97.56	680	79.98	48.89
Total:	6,597	$1,705,534,714.16	100.00%	6.463%	91.49%	660	79.82%	49.48%

*Includes all liens on the mortgaged property.

Collateral Characteristics – Aggregate (continued)
Collateral characteristics are listed below as of the Cut-off Date.

FICO Score

	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
521 - 540	22	$3,259,093.49	0.19%	7.951%	73.91%	540	79.14%	76.69%
541 - 560	380	59,398,885.06	3.48	7.605	75.90	551	75.73	83.94
561 - 580	657	109,400,860.36	6.41	7.426	79.54	570	77.80	76.83
581 - 600	394	77,810,708.53	4.56	7.178	83.20	592	80.22	62.26
601 - 620	737	161,210,252.31	9.45	6.748	92.50	610	80.90	68.29
621 - 640	650	165,827,902.05	9.72	6.529	93.23	631	80.05	63.63
641 - 660	1,032	282,143,970.52	16.54	6.368	93.37	650	80.08	40.19
661 - 680	862	257,393,299.56	15.09	6.257	93.47	670	80.26	38.51
681 - 700	653	201,799,425.98	11.83	6.205	93.31	690	80.15	39.97
701 - 720	483	158,452,693.19	9.29	6.043	94.08	710	79.85	38.47
721 - 740	306	96,620,727.25	5.67	6.083	93.78	730	79.86	41.26
741 - 760	195	57,393,087.24	3.37	6.134	97.16	750	79.39	29.54
761 - 780	148	50,426,335.42	2.96	6.024	92.56	770	80.22	42.43
781 >=	78	24,397,473.20	1.43	5.904	94.04	791	78.66	45.51
Total:	6,597	$1,705,534,714.16	100.00%	6.463%	91.49%	660	79.82%	49.48%

Property Type

	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
Single Family	4,650	$1,153,859,199.43	67.65%	6.490%	90.36%	656	79.70%	47.45%
PUD	1,156	336,701,240.10	19.74	6.396	92.80	665	80.22	59.42
Condo	568	145,036,720.68	8.50	6.394	96.53	672	80.12	47.28
2-4 Family	223	69,937,553.95	4.10	6.494	93.29	673	79.37	39.67
Total:	6,597	$1,705,534,714.16	100.00%	6.463%	91.49%	660	79.82%	49.48%

Collateral Characteristics – Aggregate (continued)
Collateral characteristics are listed below as of the Cut-off Date.

Prepayment Penalty Term by Product Type ($)

Amortization Type	No Penalty	1 – 12 Months	13 – 24 Months	25 – 36 Months	37 – 48 Months	49 – 60 Months	Total
2/28 ARM (Libor)	$140,725,751.45	$100,014,766.95	$840,331,124.33	$99,676,461.04	$0.00	$0.00	$1,180,748,103.77
3/27 ARM (Libor)	95,032,972.17	8,724,589.93	4,839,427.55	168,976,736.32	0.00	0.00	277,573,725.97
Fixed Rate	49,811,583.22	3,859,018.17	3,768,708.89	86,633,375.26	0.00	0.00	144,072,685.54
5/25 ARM (Libor)	8,441,759.33	1,601,244.56	2,569,653.26	83,106,705.29	0.00	0.00	95,719,362.44
6 Month ARM (Libor)	1,022,500.00	0.00	1,228,999.31	2,432,599.50	0.00	0.00	4,684,098.81
1/29 ARM (Libor)	781,135.92	839,211.94	0.00	0.00	0.00	0.00	1,620,347.86
Balloon	656,454.46	0.00	0.00	459,935.31	0.00	0.00	1,116,389.77
Total:	$296,472,156.55	$115,038,831.55	$852,737,913.34	$441,285,812.72	$0.00	$0.00	$1,705,534,714.16

Prepayment Penalty Term by Product Type (%)

Amortization Type	No Penalty	1 – 12 Months	13 – 24 Months	25 – 36 Months	37 – 48 Months	49 – 60 Months	Total
2/28 ARM (Libor)	11.92%	8.47%	71.17%	8.44%	0.00%	0.00%	69.23%
3/27 ARM (Libor)	34.24	3.14	1.74	60.88	0.00	0.00	16.27
Fixed Rate	34.57	2.68	2.62	60.13	0.00	0.00	8.45
5/25 ARM (Libor)	8.82	1.67	2.68	86.82	0.00	0.00	5.61
6 Month ARM (Libor)	21.83	0.00	26.24	51.93	0.00	0.00	0.27
1/29 ARM (Libor)	48.21	51.79	0.00	0.00	0.00	0.00	0.10
Balloon	58.80	0.00	0.00	41.20	0.00	0.00	0.07
Total:	17.38%	6.75%	50.00%	25.87%	0.00%	0.00%	100.00%

Collateral Characteristics – Aggregate (continued)
Collateral characteristics are listed below as of the Cut-off Date.

Prepayment Penalty Description – Top 5

	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
6 Mo. Int. on Amount Prepaid > 20% Orig. Bal.	4,279	$1,225,663,523.11	71.86%	6.324%	93.64%	665	79.42%	49.61%
None	1,276	295,491,419.40	17.33	6.829	83.25	652	80.28	49.77
2% OF UPB	370	83,862,586.38	4.92	6.610	93.03	651	81.24	51.54
1% OF UPB	445	63,791,764.97	3.74	7.007	84.22	628	83.03	50.44
2 Mo. Int. on Amount Prepaid > 20% Orig. Bal.	222	35,744,683.15	2.10	6.899	97.68	622	81.01	36.32
Other	5	980,737.15	0.06	6.986	0.00	625	73.99	35.17
Total:	6,597	$1,705,534,714.16	100.00%	6.463%	91.49%	660	79.82%	49.48%

Documentation Type

	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
Stated	3,279	$854,030,727.25	50.07%	6.506%	92.21%	673	79.85%	0.00%
Full	3,290	843,889,171.67	49.48	6.419	90.89	646	79.79	100.00
Limited	28	7,614,815.24	0.45	6.593	76.55	641	80.04	0.00
Total:	6,597	$1,705,534,714.16	100.00%	6.463%	91.49%	660	79.82%	49.48%

Collateral Characteristics – Aggregate (continued)
Collateral characteristics are listed below as of the Cut-off Date.

Debt to Income Ratio

(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
Full Doc Loans:
0.01 to 5.00	5	$1,964,350.00	0.12%	6.439%	100.00%	670	75.35%	100.00%
5.01 to 10.00	12	4,270,799.00	0.25	6.222	70.42	654	80.61	100.00
10.01 to 15.00	25	8,030,245.25	0.47	6.430	92.17	656	78.85	100.00
15.01 to 20.00	58	13,234,058.11	0.78	6.474	82.95	661	78.22	100.00
20.01 to 25.00	98	24,189,476.37	1.42	6.530	79.56	646	78.95	100.00
25.01 to 30.00	176	43,161,941.24	2.53	6.613	89.31	637	78.84	100.00
30.01 to 35.00	225	54,355,893.43	3.19	6.639	82.46	637	77.75	100.00
35.01 to 40.00	328	83,792,382.13	4.91	6.712	87.56	637	80.40	100.00
40.01 to 45.00	372	95,973,808.54	5.63	6.671	86.40	636	79.91	100.00
45.01 to 50.00	491	143,537,953.15	8.42	6.585	86.49	646	80.55	100.00
50.01 to 55.00	1,500	371,378,264.45	21.77	6.161	97.11	652	79.88	100.00
Subtotal (Full Doc):	3,290	$843,889,171.67	49.48%	6.419%	90.89%	646	79.79%	100.00%

Non-Full Doc Loans:
5.01 to 10.00	4	$648,631.61	0.04%	6.966%	100.00%	682	64.28%	0.00%
10.01 to 15.00	14	1,372,037.76	0.08	6.841	73.52	629	69.54	0.00
15.01 to 20.00	43	6,776,943.62	0.40	6.460	78.29	667	76.23	0.00
20.01 to 25.00	99	18,313,978.29	1.07	6.542	78.34	654	73.72	0.00
25.01 to 30.00	208	42,011,403.95	2.46	6.590	86.77	664	79.55	0.00
30.01 to 35.00	337	77,079,969.09	4.52	6.516	89.19	666	78.89	0.00
35.01 to 40.00	595	152,658,942.59	8.95	6.475	92.33	672	79.74	0.00
40.01 to 45.00	876	241,094,197.67	14.14	6.479	93.61	677	80.09	0.00
45.01 to 50.00	986	285,147,999.12	16.72	6.517	94.58	678	80.46	0.00
50.01 to 55.00	145	36,541,438.79	2.14	6.606	83.37	649	80.87	0.00
Subtotal (Non-Full Doc):	3,307	$861,645,542.49	50.52%	6.507%	92.07%	673	79.85%	0.00%

Total:	6,597	$1,705,534,714.16	100.00%	6.463%	91.49%	660	79.82%	49.48%

Collateral Characteristics – Aggregate (continued)
Collateral characteristics are listed below as of the Cut-off Date.

Mortgage Rates

(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
Adjustable Rate Loans:
Less than 5.501	447	$162,932,655.13	9.55%	5.345%	100.00%	694	78.48%	70.33%
5.501 to 6.000	1,294	425,660,368.18	24.96	5.856	100.00	685	79.05	53.48
6.001 to 6.500	1,435	400,740,181.97	23.50	6.317	100.00	666	79.22	40.57
6.501 to 7.000	1,221	299,090,138.85	17.54	6.794	100.00	651	80.26	37.58
7.001 to 7.500	645	141,156,654.41	8.28	7.312	100.00	623	82.37	48.26
7.501 to 8.000	432	81,779,846.70	4.79	7.800	100.00	609	84.41	60.65
8.001 to 8.500	199	36,277,687.29	2.13	8.279	100.00	589	86.90	68.44
8.501 to 9.000	78	10,966,138.00	0.64	8.779	100.00	579	85.50	54.37
9.001 to 9.500	9	1,331,483.07	0.08	9.256	100.00	573	88.70	75.01
9.501 to 10.000	4	410,485.25	0.02	9.653	100.00	571	89.30	78.74
Subtotal (ARM Loans):	5,764	$1,560,345,638.85	91.49%	6.415%	100.00%	662	80.08%	49.16%

Fixed Rate Loans:
Less than 5.501	7	$4,409,334.55	0.26%	5.185%	0.00%	718	65.70%	90.15%
5.501 to 6.000	57	19,140,124.27	1.12	5.867	0.00	698	75.31	69.14
6.001 to 6.500	94	21,089,147.87	1.24	6.378	0.00	667	74.59	42.23
6.501 to 7.000	204	39,255,427.07	2.30	6.823	0.00	633	74.88	43.99
7.001 to 7.500	185	25,202,299.17	1.48	7.347	0.00	613	77.98	51.13
7.501 to 8.000	150	21,500,861.21	1.26	7.802	0.00	596	81.76	52.13
8.001 to 8.500	88	10,676,383.45	0.63	8.276	0.00	593	83.67	64.26
8.501 to 9.000	36	2,962,209.33	0.17	8.766	0.00	586	82.95	65.83
9.001 to 9.500	11	878,923.10	0.05	9.272	0.00	594	77.40	55.77
9.501 to 10.000	1	74,365.29	0.00	9.750	0.00	554	80.00	100.00
Subtotal (Fixed Rate):	833	$145,189,075.31	8.51%	6.981%	0.00%	636	77.00%	52.93%

Total:	6,597	$1,705,534,714.16	100.00%	6.463%	91.49%	660	79.82%	49.48%

Collateral Characteristics – Aggregate (continued)
Collateral characteristics are listed below as of the Cut-off Date.

Gross Margin

(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
4.001 - 4.500	3	$732,600.00	0.05%	5.386%	100.00%	700	74.96%	100.00%
4.501 - 5.000	1,833	589,667,740.13	37.79	5.887	100.00	671	78.61	52.01
5.001 - 5.500	2,081	572,761,371.69	36.71	6.400	100.00	667	79.89	46.86
5.501 - 6.000	1,199	271,372,215.44	17.39	7.014	100.00	646	81.86	47.67
6.001 - 6.500	503	101,655,336.10	6.51	7.551	100.00	634	83.51	47.24
6.501 - 7.000	126	21,604,846.47	1.38	8.147	100.00	614	86.51	57.16
7.001 - 7.500	17	2,347,070.06	0.15	8.477	100.00	596	86.61	58.82
7.501 - 8.000	2	204,458.96	0.01	8.671	100.00	626	94.99	33.88
Total:	5,764	$1,560,345,638.85	100.00%	6.415%	100.00%	662	80.08%	49.16%

Initial Periodic Cap

(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
1.000	19	$4,684,098.81	0.30%	5.963%	100.00%	674	82.83%	80.48%
2.000	5	1,620,347.86	0.10	5.935	100.00	678	70.71	84.34
3.000	5,740	1,554,041,192.18	99.60	6.417	100.00	662	80.09	49.03
Total:	5,764	$1,560,345,638.85	100.00%	6.415%	100.00%	662	80.08%	49.16%

Collateral Characteristics – Aggregate (continued)
Collateral characteristics are listed below as of the Cut-off Date.

Subsequent Periodic Cap

(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
1.000	5,764	$1,560,345,638.85	100.00%	6.415%	100.00%	662	80.08%	49.16%
Total:	5,764	$1,560,345,638.85	100.00%	6.415%	100.00%	662	80.08%	49.16%

Maximum Rate

(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
10.001 - 10.500	1	$68,800.00	0.00%	4.500%	100.00%	645	80.00%	100.00%
10.501 - 11.000	36	12,383,538.14	0.79	4.920	100.00	693	76.90	79.26
11.001 - 11.500	410	150,480,316.99	9.64	5.380	100.00	694	78.61	69.58
11.501 - 12.000	1,294	425,660,368.18	27.28	5.856	100.00	685	79.05	53.48
12.001 - 12.500	1,435	400,740,181.97	25.68	6.317	100.00	666	79.22	40.57
12.501 - 13.000	1,221	299,090,138.85	19.17	6.794	100.00	651	80.26	37.58
13.001 - 13.500	645	141,156,654.41	9.05	7.312	100.00	623	82.37	48.26
13.501 - 14.000	432	81,779,846.70	5.24	7.800	100.00	609	84.41	60.65
14.001 - 14.500	199	36,277,687.29	2.32	8.279	100.00	589	86.90	68.44
14.501 - 15.000	78	10,966,138.00	0.70	8.779	100.00	579	85.50	54.37
15.001 - 15.500	9	1,331,483.07	0.09	9.256	100.00	573	88.70	75.01
15.501 - 16.000	4	410,485.25	0.03	9.653	100.00	571	89.30	78.74
Total:	5,764	$1,560,345,638.85	100.00%	6.415%	100.00%	662	80.08%	49.16%

Collateral Characteristics – Aggregate (continued)
Collateral characteristics are listed below as of the Cut-off Date.

Minimum Rate

(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
<= 5.500	446	$162,767,019.36	10.43%	5.345%	100.00%	694	78.50%	70.40%
5.501 - 6.000	1,293	425,627,950.85	27.28	5.856	100.00	685	79.04	53.48
6.001 - 6.500	1,437	400,938,235.07	25.70	6.317	100.00	666	79.22	40.55
6.501 - 7.000	1,221	299,090,138.85	19.17	6.794	100.00	651	80.26	37.58
7.001 - 7.500	645	141,156,654.41	9.05	7.312	100.00	623	82.37	48.26
7.501 - 8.000	432	81,779,846.70	5.24	7.800	100.00	609	84.41	60.65
8.001 - 8.500	199	36,277,687.29	2.32	8.279	100.00	589	86.90	68.44
8.501 - 9.000	78	10,966,138.00	0.70	8.779	100.00	579	85.50	54.37
9.001 - 9.500	9	1,331,483.07	0.09	9.256	100.00	573	88.70	75.01
9.501 - 10.000	4	410,485.25	0.03	9.653	100.00	571	89.30	78.74
Total:	5,764	$1,560,345,638.85	100.00%	6.415%	100.00%	662	80.08%	49.16%

Months to Next Rate Adjustment

(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
1 - 12	24	$6,304,446.67	0.40%	5.956%	100.00%	675	79.72%	81.47%
13 - 24	4,255	1,180,748,103.77	75.67	6.447	100.00	660	80.29	46.29
25 - 36	1,113	277,573,725.97	17.79	6.374	100.00	660	79.93	51.71
37 >=	372	95,719,362.44	6.13	6.170	100.00	685	78.05	74.98
Total:	5,764	$1,560,345,638.85	100.00%	6.415%	100.00%	662	80.08%	49.16%

FFML 2005-FF9 Collateral Summary – Group 1

Collateral information is as of the Cut-off Date.

Collateral Characteristics – Group 1
Collateral characteristics are listed below as of the Cut-off Date.

Amortization Type

	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
Non- IO Loans:
2/28 ARM (Libor)	307	$48,670,929.63	11.97%	7.064%	100.00%	600	79.15%	39.41%
3/27 ARM (Libor)	106	17,705,152.13	4.35	6.859	100.00	613	78.37	41.26
5/25 ARM (Libor)	12	2,436,207.26	0.60	6.385	100.00	629	67.21	16.30
1/29 ARM (Libor)	1	246,217.14	0.06	7.500	100.00	570	84.97	100.00
Balloon	1	58,606.47	0.01	7.500	0.00	586	85.00	0.00
Fixed Rate	249	33,357,865.63	8.20	7.153	0.00	618	73.79	31.42
Subtotal (Non-IO):	676	$102,474,978.26	25.20%	7.043%	67.39%	609	77.00%	36.70%

Interest-Only Loans:
2/28 ARM (Libor)	1,139	$217,351,157.50	53.44%	6.573%	100.00%	648	80.28%	58.14%
3/27 ARM (Libor)	333	56,666,665.40	13.93	6.419	100.00	655	79.87	61.92
5/25 ARM (Libor)	103	19,058,549.79	4.69	6.355	100.00	670	76.99	73.05
6 Month ARM (Libor)	6	1,330,598.81	0.33	5.655	100.00	638	82.28	60.43
Fixed Rate	60	9,807,183.08	2.41	7.182	0.00	630	77.40	80.94
Subtotal (IO Loans):	1,641	$304,214,154.58	74.80%	6.546%	96.78%	650	79.92%	60.53%

Total:	2,317	$406,689,132.84	100.00%	6.671%	89.37%	640	79.18%	54.52%

IO Term

(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
Interest-Only Loans:
60	1,538	$285,155,604.79	93.74%	6.559%	96.56%	649	80.11%	59.69%
120	103	19,058,549.79	6.26	6.355	100.00	670	76.99	73.05
Total:	1,641	$304,214,154.58	100.00%	6.546%	96.78%	650	79.92%	60.53%

Collateral Characteristics – Group 1 (continued)
Collateral characteristics are listed below as of the Cut-off Date.

Scheduled Principal Balances

($)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
0.01 - 50,000.00	34	$1,445,743.67	0.36%	7.718%	61.47%	594	78.85%	80.08%
50,000.01 - 100,000.00	359	28,593,055.75	7.03	7.119	73.31	619	78.44	69.65
100,000.01 - 150,000.00	608	76,376,174.85	18.78	6.752	86.54	635	78.51	57.05
150,000.01 - 200,000.00	526	92,275,818.08	22.69	6.607	89.75	643	78.82	57.03
200,000.01 - 250,000.00	381	85,333,456.07	20.98	6.611	93.18	643	79.03	52.67
250,000.01 - 300,000.00	229	62,706,484.06	15.42	6.518	92.69	645	79.83	52.38
300,000.01 - 350,000.00	148	48,187,926.44	11.85	6.640	90.60	641	80.85	43.78
350,000.01 - 400,000.00	27	9,670,378.92	2.38	6.889	96.30	637	80.33	44.52
400,000.01 - 450,000.00	5	2,100,095.00	0.52	6.473	100.00	680	73.17	60.76
Total:	2,317	$406,689,132.84	100.00%	6.671%	89.37%	640	79.18%	54.52%

Lien Position

	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
1st Lien	2,317	$406,689,132.84	100.00%	6.671%	89.37%	640	79.18%	54.52%
Total:	2,317	$406,689,132.84	100.00%	6.671%	89.37%	640	79.18%	54.52%

Collateral Characteristics – Group 1 (continued)
Collateral characteristics are listed below as of the Cut-off Date.

Loan Purpose

	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
Cash Out Refinance	1,040	$202,521,349.63	49.80%	6.803%	83.43%	622	77.36%	43.38%
Purchase	1,160	185,676,286.78	45.66	6.493	96.77	660	81.12	66.27
Rate/Term Refinance	117	18,491,496.43	4.55	7.019	80.10	625	79.65	58.61
Total:	2,317	$406,689,132.84	100.00%	6.671%	89.37%	640	79.18%	54.52%

Occupancy Status

	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
Primary Home	2,218	$386,862,036.69	95.12%	6.642%	88.93%	637	78.89%	53.61%
Investment	72	13,878,963.56	3.41	7.239	97.08	675	83.23	85.29
Second Home	27	5,948,132.59	1.46	7.237	100.00	705	88.69	42.34
Total:	2,317	$406,689,132.84	100.00%	6.671%	89.37%	640	79.18%	54.52%

Original Terms to Stated  Maturity

(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
1 - 180	29	$2,607,382.44	0.64%	6.994%	0.00%	655	71.46%	19.94%
181 - 240	1	103,800.36	0.03	7.000	0.00	560	80.00	100.00
241 - 360	2,287	403,977,950.04	99.33	6.669	89.97	640	79.23	54.73
Total:	2,317	$406,689,132.84	100.00%	6.671%	89.37%	640	79.18%	54.52%

Collateral Characteristics – Group 1 (continued)
Collateral characteristics are listed below as of the Cut-off Date.

Remaining Terms to Stated  Maturity

(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
1 - 180	29	$2,607,382.44	0.64%	6.994%	0.00%	655	71.46%	19.94%
181 - 240	1	103,800.36	0.03	7.000	0.00	560	80.00	100.00
241 - 360	2,287	403,977,950.04	99.33	6.669	89.97	640	79.23	54.73
Total:	2,317	$406,689,132.84	100.00%	6.671%	89.37%	640	79.18%	54.52%

State Distribution (Top 10)

	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
CA	636	$147,598,281.91	36.29%	6.421%	91.94%	641	75.52%	48.61%
IL	136	23,218,264.47	5.71	6.990	72.75	635	81.39	40.35
MN	126	21,857,180.88	5.37	6.636	97.88	644	82.25	51.83
FL	126	20,194,270.72	4.97	7.004	88.79	643	81.38	47.28
WA	86	15,567,487.80	3.83	6.371	92.19	649	80.86	66.74
NV	69	14,077,567.61	3.46	6.825	91.42	646	80.77	62.32
MD	62	13,402,182.87	3.30	6.845	94.50	638	80.98	59.09
OH	102	12,307,290.09	3.03	6.974	78.43	625	82.98	60.66
MI	88	11,802,384.71	2.90	6.798	88.53	636	81.92	34.54
TX	93	10,442,429.47	2.57	7.251	52.47	620	79.86	44.96
Other	793	116,221,792.31	28.58	6.778	91.28	639	81.07	65.76
Total:	2,317	$406,689,132.84	100.00%	6.671%	89.37%	640	79.18%	54.52%

Collateral Characteristics – Group 1 (continued)
Collateral characteristics are listed below as of the Cut-off Date.

Original Loan-to-Value Ratio

	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
First Lien Loans:
Less than 60.01%	139	$22,382,665.12	5.50%	6.565%	70.48%	613	51.16%	50.03%
60.01 to 70.00%	160	30,952,691.88	7.61	6.564	79.28	619	65.92	37.38
70.01 to 80.00%	1,386	237,654,585.76	58.44	6.387	92.47	649	79.26	57.48
80.01 to 85.00%	224	40,838,736.47	10.04	7.235	87.94	612	84.28	56.69
85.01 to 90.00%	374	68,520,761.48	16.85	7.351	90.48	639	89.65	51.63
90.01 to 95.00%	34	6,339,692.13	1.56	7.252	86.41	657	93.81	60.54
Total:	2,317	$406,689,132.84	100.00%	6.671%	89.37%	640	79.18%	54.52%

Collateral Characteristics – Group 1 (continued)
Collateral characteristics are listed below as of the Cut-off Date.

Original Full Combined Loan-to-Value Ratio*

	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
First Lien Loans:
Less than 60.01%	139	$22,382,665.12	5.50%	6.565%	70.48%	613	51.16%	50.03%
60.01 to 70.00%	158	30,705,949.99	7.55	6.563	79.33	618	65.89	37.69
70.01 to 80.00%	435	82,438,378.60	20.27	6.649	82.95	621	77.94	42.34
80.01 to 85.00%	226	41,486,386.47	10.20	7.210	88.13	614	84.21	56.67
85.01 to 90.00%	385	70,878,509.35	17.43	7.313	90.64	640	89.31	51.98
90.01 to 95.00%	54	10,399,650.20	2.56	6.836	91.71	663	88.35	57.59
95.01 to 100.00%	920	148,397,593.11	36.49	6.253	97.45	664	79.97	65.85
Total:	2,317	$406,689,132.84	100.00%	6.671%	89.37%	640	79.18%	54.52%

*Includes all liens on the mortgaged property.

Collateral Characteristics – Group 1 (continued)
Collateral characteristics are listed below as of the Cut-off Date.

FICO Score

	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
521 - 540	9	$1,609,127.28	0.40%	7.909%	68.43%	540	78.91%	85.39%
541 - 560	169	25,558,617.24	6.28	7.588	78.58	551	74.31	82.17
561 - 580	289	46,179,631.15	11.36	7.319	80.54	570	75.93	77.34
581 - 600	162	25,860,672.22	6.36	7.157	85.40	592	79.68	65.11
601 - 620	343	58,046,872.60	14.27	6.723	91.92	610	80.57	66.56
621 - 640	272	49,364,040.41	12.14	6.539	94.71	630	79.48	54.46
641 - 660	335	61,753,067.38	15.18	6.411	89.92	650	79.77	42.36
661 - 680	254	49,028,909.86	12.06	6.479	90.28	669	80.50	41.09
681 - 700	162	30,344,010.92	7.46	6.283	94.09	690	79.81	34.12
701 - 720	136	24,983,394.99	6.14	6.265	90.80	710	79.81	37.34
721 - 740	80	13,698,837.25	3.37	6.106	93.50	730	79.59	43.63
741 - 760	52	9,743,851.69	2.40	6.178	90.38	748	79.47	36.32
761 - 780	36	7,664,699.19	1.88	6.287	99.21	770	81.88	57.88
781 >=	18	2,853,400.66	0.70	6.157	92.78	790	80.20	47.04
Total:	2,317	$406,689,132.84	100.00%	6.671%	89.37%	640	79.18%	54.52%

Property Type

	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
Single Family	1,727	$296,750,685.14	72.97%	6.690%	87.69%	635	78.80%	52.09%
PUD	322	59,223,315.76	14.56	6.665	92.54	650	80.76	62.22
Condo	197	34,325,173.77	8.44	6.489	95.33	658	79.99	63.00
2-4 Family	71	16,389,958.17	4.03	6.736	95.82	654	78.68	52.90
Total:	2,317	$406,689,132.84	100.00%	6.671%	89.37%	640	79.18%	54.52%

Collateral Characteristics – Group 1 (continued)
Collateral characteristics are listed below as of the Cut-off Date.

Prepayment Penalty Term by Product Type ($)

Amortization Type	No Penalty	1 – 12 Months	13 – 24 Months	25 – 36 Months	37 – 48 Months	49 – 60 Months	Total
2/28 ARM (Libor)	$27,694,327.03	$14,633,718.68	$182,390,193.08	$41,303,848.34	$0.00	$0.00	$266,022,087.13
3/27 ARM (Libor)	25,110,413.30	996,000.00	640,027.55	47,625,376.68	0.00	0.00	74,371,817.53
Fixed Rate	12,995,222.28	1,163,891.13	1,223,776.02	27,782,159.28	0.00	0.00	43,165,048.71
5/25 ARM (Libor)	1,598,450.00	605,644.56	1,026,908.86	18,263,753.63	0.00	0.00	21,494,757.05
6 Month ARM (Libor)	0.00	0.00	202,499.31	1,128,099.50	0.00	0.00	1,330,598.81
1/29 ARM (Libor)	0.00	246,217.14	0.00	0.00	0.00	0.00	246,217.14
Balloon	0.00	0.00	0.00	58,606.47	0.00	0.00	58,606.47
Total:	$67,398,412.61	$17,645,471.51	$185,483,404.82	$136,161,843.90	$0.00	$0.00	$406,689,132.84

Prepayment Penalty Term by Product Type (%)

Amortization Type	No Penalty	1 – 12 Months	13 – 24 Months	25 – 36 Months	37 – 48 Months	49 – 60 Months	Total
2/28 ARM (Libor)	10.41%	5.50%	68.56%	15.53%	0.00%	0.00%	65.41%
3/27 ARM (Libor)	33.76	1.34	0.86	64.04	0.00	0.00	18.29
Fixed Rate	30.11	2.70	2.84	64.36	0.00	0.00	10.61
5/25 ARM (Libor)	7.44	2.82	4.78	84.97	0.00	0.00	5.29
6 Month Libor ARM	0.00	0.00	15.22	84.78	0.00	0.00	0.33
1/29 ARM (Libor)	0.00	100.00	0.00	0.00	0.00	0.00	0.06
Balloon	0.00	0.00	0.00	100.00	0.00	0.00	0.01
Total:	16.57%	4.34%	45.61%	33.48%	0.00%	0.00%	100.00%

Collateral Characteristics – Group 1 (continued)
Collateral characteristics are listed below as of the Cut-off Date.

Prepayment Penalty Description – Top 5

	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
6 Mo. Int. on Amount Prepaid > 20% Orig. Bal.	1,437	$270,158,775.53	66.43%	6.555%	91.13%	642	78.13%	54.55%
None	421	66,996,424.25	16.47	7.034	81.20	639	80.73	58.19
2% OF UPB	177	32,218,857.45	7.92	6.652	93.86	642	81.55	55.87
1% OF UPB	189	23,830,674.80	5.86	6.881	83.18	630	82.37	47.27
2 Mo. Int. on Amount Prepaid > 20% Orig. Bal.	91	13,082,412.45	3.22	6.883	97.95	617	81.65	46.82
Other	2	401,988.36	0.10	6.455	0.00	634	69.29	0.00
Total:	2,317	$406,689,132.84	100.00%	6.671%	89.37%	640	79.18%	54.52%

Documentation Type

	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
Full	1,327	$221,736,487.80	54.52%	6.709%	91.69%	626	79.78%	100.00%
Stated	978	182,283,120.78	44.82	6.625	86.39	656	78.44	0.00
Limited	12	2,669,524.26	0.66	6.693	100.00	617	80.80	0.00
Total:	2,317	$406,689,132.84	100.00%	6.671%	89.37%	640	79.18%	54.52%

Collateral Characteristics – Group 1 (continued)
Collateral characteristics are listed below as of the Cut-off Date.

Debt to Income Ratio

(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
Full Doc Loans:
0.01 to 5.00	1	$76,500.00	0.02%	7.750%	100.00%	680	90.00%	100.00%
5.01 to 10.00	1	229,500.00	0.06	7.375	100.00	656	85.00	100.00
10.01 to 15.00	3	564,517.82	0.14	8.232	100.00	549	77.90	100.00
15.01 to 20.00	19	2,403,837.31	0.59	7.235	82.86	607	76.61	100.00
20.01 to 25.00	31	4,077,557.80	1.00	7.247	61.18	613	76.19	100.00
25.01 to 30.00	69	9,606,222.94	2.36	7.383	81.38	587	79.32	100.00
30.01 to 35.00	78	12,119,725.18	2.98	7.163	85.80	589	75.05	100.00
35.01 to 40.00	112	19,705,123.66	4.85	7.117	83.65	607	80.47	100.00
40.01 to 45.00	131	20,921,221.06	5.14	7.195	87.42	600	79.31	100.00
45.01 to 50.00	185	33,227,169.33	8.17	7.184	86.66	611	81.14	100.00
50.01 to 55.00	697	118,805,112.70	29.21	6.283	97.79	646	80.06	100.00
Subtotal (Full Doc):	1,327	$221,736,487.80	54.52%	6.709%	91.69%	626	79.78%	100.00%

Non-Full Doc Loans:
5.01 to 10.00	2	$241,183.80	0.06%	7.137%	100.00%	707	70.54%	0.00%
10.01 to 15.00	5	465,196.70	0.11	6.832	85.50	592	61.44	0.00
15.01 to 20.00	21	2,734,052.19	0.67	6.564	78.10	658	75.37	0.00
20.01 to 25.00	40	6,336,811.29	1.56	6.444	79.27	641	69.92	0.00
25.01 to 30.00	66	12,311,673.19	3.03	6.491	82.28	650	77.89	0.00
30.01 to 35.00	114	20,036,504.66	4.93	6.596	83.59	646	78.48	0.00
35.01 to 40.00	167	31,160,468.23	7.66	6.593	88.12	657	77.22	0.00
40.01 to 45.00	257	49,441,907.42	12.16	6.647	88.33	658	78.88	0.00
45.01 to 50.00	265	51,266,468.28	12.61	6.708	88.96	664	80.33	0.00
50.01 to 55.00	53	10,958,379.28	2.69	6.553	79.69	640	78.73	0.00
Subtotal (Non-Full Doc):	990	$184,952,645.04	45.48%	6.626%	86.59%	656	78.47%	0.00%

Total:	2,317	$406,689,132.84	100.00%	6.671%	89.37%	640	79.18%	54.52%

Collateral Characteristics – Group 1 (continued)
Collateral characteristics are listed below as of the Cut-off Date.

Mortgage Rates

(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
Adjustable Rate Loans:
Less than 5.501	139	$27,058,405.83	6.65%	5.341%	100.00%	681	76.39%	63.65%
5.501 to 6.000	374	72,072,394.91	17.72	5.843	100.00	669	77.73	54.89
6.001 to 6.500	489	89,691,951.25	22.05	6.316	100.00	651	78.85	52.15
6.501 to 7.000	435	78,142,777.36	19.21	6.791	100.00	634	79.29	48.59
7.001 to 7.500	267	47,581,468.13	11.70	7.321	100.00	617	81.65	59.13
7.501 to 8.000	187	31,490,344.70	7.74	7.784	100.00	611	84.30	65.39
8.001 to 8.500	79	12,625,532.78	3.10	8.286	100.00	587	86.30	79.36
8.501 to 9.000	29	4,059,892.82	1.00	8.792	100.00	576	84.77	58.82
9.001 to 9.500	5	423,926.54	0.10	9.166	100.00	565	88.68	100.00
9.501 to 10.000	3	318,783.34	0.08	9.625	100.00	573	89.10	72.63
Subtotal (ARM Loans):	2,007	$363,465,477.66	89.37%	6.613%	100.00%	642	79.72%	55.94%

Fixed Rate Loans:
5.501 to 6.000	17	$2,575,179.60	0.63%	5.918%	0.00%	665	68.07%	25.43%
6.001 to 6.500	35	6,682,736.11	1.64	6.363	0.00	667	72.01	19.33
6.501 to 7.000	83	13,010,660.70	3.20	6.815	0.00	620	69.78	43.52
7.001 to 7.500	67	8,535,396.79	2.10	7.363	0.00	606	77.00	51.58
7.501 to 8.000	56	7,613,900.33	1.87	7.797	0.00	603	80.34	44.60
8.001 to 8.500	33	3,271,556.27	0.80	8.268	0.00	582	82.41	67.37
8.501 to 9.000	14	1,071,184.21	0.26	8.827	0.00	591	81.86	59.62
9.001 to 9.500	4	388,675.88	0.10	9.290	0.00	595	74.48	24.42
9.501 to 10.000	1	74,365.29	0.02	9.750	0.00	554	80.00	100.00
Subtotal (Fixed Rate):	310	$43,223,655.18	10.63%	7.160%	0.00%	620	74.63%	42.61%

Total:	2,317	$406,689,132.84	100.00%	6.671%	89.37%	640	79.18%	54.52%

Collateral Characteristics – Group 1 (continued)
Collateral characteristics are listed below as of the Cut-off Date.

Gross Margin

(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
4.001 - 4.500	1	$214,800.00	0.06%	5.375%	100.00%	592	63.05%	100.00%
4.501 - 5.000	522	101,510,891.66	27.93	5.961	100.00	650	77.23	59.17
5.001 - 5.500	771	143,432,422.02	39.46	6.497	100.00	647	79.19	54.75
5.501 - 6.000	471	79,547,315.00	21.89	7.100	100.00	634	81.20	54.87
6.001 - 6.500	192	31,460,732.45	8.66	7.666	100.00	623	85.07	54.96
6.501 - 7.000	43	6,530,743.21	1.80	8.097	100.00	616	86.48	51.69
7.001 - 7.500	6	699,295.51	0.19	8.671	100.00	587	83.65	17.59
7.501 - 8.000	1	69,277.81	0.02	9.250	100.00	586	95.00	100.00
Total:	2,007	$363,465,477.66	100.00%	6.613%	100.00%	642	79.72%	55.94%

Initial Periodic Cap

(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
1.000	6	$1,330,598.81	0.37%	5.655%	100.00%	638	82.28%	60.43%
2.000	1	246,217.14	0.07	7.500	100.00	570	84.97	100.00
3.000	2,000	361,888,661.71	99.57	6.616	100.00	642	79.71	55.89
Total:	2,007	$363,465,477.66	100.00%	6.613%	100.00%	642	79.72%	55.94%

Collateral Characteristics – Group 1 (continued)
Collateral characteristics are listed below as of the Cut-off Date.

Subsequent Periodic Cap

(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
1.000	2,007	$363,465,477.66	100.00%	6.613%	100.00%	642	79.72%	55.94%
Total:	2,007	$363,465,477.66	100.00%	6.613%	100.00%	642	79.72%	55.94%

Maximum Rate

(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
10.001 - 10.500	1	$68,800.00	0.02%	4.500%	100.00%	645	80.00%	100.00%
10.501 - 11.000	15	2,579,940.00	0.71	4.920	100.00	696	76.90	92.25
11.001 - 11.500	123	24,409,665.83	6.72	5.388	100.00	680	76.33	60.53
11.501 - 12.000	374	72,072,394.91	19.83	5.843	100.00	669	77.73	54.89
12.001 - 12.500	489	89,691,951.25	24.68	6.316	100.00	651	78.85	52.15
12.501 - 13.000	435	78,142,777.36	21.50	6.791	100.00	634	79.29	48.59
13.001 - 13.500	267	47,581,468.13	13.09	7.321	100.00	617	81.65	59.13
13.501 - 14.000	187	31,490,344.70	8.66	7.784	100.00	611	84.30	65.39
14.001 - 14.500	79	12,625,532.78	3.47	8.286	100.00	587	86.30	79.36
14.501 - 15.000	29	4,059,892.82	1.12	8.792	100.00	576	84.77	58.82
15.001 - 15.500	5	423,926.54	0.12	9.166	100.00	565	88.68	100.00
15.501 - 16.000	3	318,783.34	0.09	9.625	100.00	573	89.10	72.63
Total:	2,007	$363,465,477.66	100.00%	6.613%	100.00%	642	79.72%	55.94%

Collateral Characteristics – Group 1 (continued)
Collateral characteristics are listed below as of the Cut-off Date.

Minimum Rate

(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
<= 5.500	138	$26,892,770.06	7.40%	5.340%	100.00%	681	76.50%	64.04%
5.501 - 6.000	374	72,188,430.68	19.86	5.842	100.00	669	77.69	54.80
6.001 - 6.500	490	89,741,551.25	24.69	6.316	100.00	651	78.85	52.12
6.501 - 7.000	435	78,142,777.36	21.50	6.791	100.00	634	79.29	48.59
7.001 - 7.500	267	47,581,468.13	13.09	7.321	100.00	617	81.65	59.13
7.501 - 8.000	187	31,490,344.70	8.66	7.784	100.00	611	84.30	65.39
8.001 - 8.500	79	12,625,532.78	3.47	8.286	100.00	587	86.30	79.36
8.501 - 9.000	29	4,059,892.82	1.12	8.792	100.00	576	84.77	58.82
9.001 - 9.500	5	423,926.54	0.12	9.166	100.00	565	88.68	100.00
9.501 - 10.000	3	318,783.34	0.09	9.625	100.00	573	89.10	72.63
Total:	2,007	$363,465,477.66	100.00%	6.613%	100.00%	642	79.72%	55.94%

Months to Next Rate Adjustment

(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
1 - 12	7	$1,576,815.95	0.43%	5.943%	100.00%	627	82.70%	66.61%
13 - 24	1,446	266,022,087.13	73.19	6.663	100.00	639	80.08	54.72
25 - 36	439	74,371,817.53	20.46	6.524	100.00	645	79.52	57.00
37 >=	115	21,494,757.05	5.91	6.359	100.00	665	75.88	66.61
Total:	2,007	$363,465,477.66	100.00%	6.613%	100.00%	642	79.72%	55.94%

FFML 2005-FF9 Collateral Summary – Group 2

Collateral information is as of the Cut-off Date.

Collateral Characteristics – Group 2
Collateral characteristics are listed below as of the Cut-off Date.

Amortization Type

	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
Non- IO Loans:
2/28 ARM (Libor)	585	$118,141,883.24	9.10%	7.087%	100.00%	613	80.69%	47.28%
3/27 ARM (Libor)	162	35,219,300.98	2.71	6.871	100.00	631	80.49	41.31
5/25 ARM (Libor)	16	4,339,749.71	0.33	6.285	100.00	675	79.01	41.63
1/29 ARM (Libor)	4	1,374,130.72	0.11	5.655	100.00	697	68.16	81.53
Balloon	2	179,578.84	0.01	7.937	0.00	582	87.06	24.93
Fixed Rate	404	73,980,832.12	5.70	6.855	0.00	642	77.29	50.61
Subtotal (Non-IO):	1,173	$233,235,475.61	17.96%	6.958%	68.20%	626	79.48%	47.51%

Interest-Only Loans:
2/28 ARM (Libor)	2,224	$796,584,133.40	61.33%	6.280%	100.00%	674	80.30%	43.33%
3/27 ARM (Libor)	512	167,982,607.46	12.93	6.203	100.00	673	80.00	51.55
5/25 ARM (Libor)	241	69,884,855.68	5.38	6.105	100.00	692	78.66	79.62
6 Month ARM (Libor)	13	3,353,500.00	0.26	6.085	100.00	689	83.05	88.43
Balloon	4	878,204.46	0.07	8.124	0.00	641	87.28	52.51
Fixed Rate	113	26,926,804.71	2.07	6.999	0.00	645	79.61	76.07
Subtotal (IO Loans):	3,107	$1,065,610,105.71	82.04%	6.276%	97.39%	674	80.14%	47.99%

Total:	4,280	$1,298,845,581.32	100.00%	6.398%	92.15%	666	80.02%	47.90%

IO Term

(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
Interest-Only Loans:
60	2,866	$995,725,250.03	93.44%	6.288%	97.21%	673	80.25%	45.76%
120	241	69,884,855.68	6.56	6.105	100.00	692	78.66	79.62
Total:	3,107	$1,065,610,105.71	100.00%	6.276%	97.39%	674	80.14%	47.99%

Collateral Characteristics – Group 2 (continued)
Collateral characteristics are listed below as of the Cut-off Date.

Scheduled Principal Balances

($)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
0.01 - 50,000.00	65	$2,720,233.61	0.21%	7.934%	40.49%	591	73.94%	69.58%
50,000.01 - 100,000.00	349	28,133,114.49	2.17	7.404	60.81	610	78.76	57.75
100,000.01 - 150,000.00	556	70,203,025.92	5.41	6.987	79.80	629	80.25	55.47
150,000.01 - 200,000.00	574	100,484,943.00	7.74	6.798	86.36	646	80.65	43.31
200,000.01 - 250,000.00	487	110,187,409.06	8.48	6.606	93.37	655	80.63	39.88
250,000.01 - 300,000.00	453	124,284,924.03	9.57	6.452	95.34	666	80.37	33.33
300,000.01 - 350,000.00	348	113,240,639.31	8.72	6.350	95.70	671	80.89	32.36
350,000.01 - 400,000.00	372	139,477,748.52	10.74	6.311	96.22	675	80.01	31.56
400,000.01 - 450,000.00	264	112,201,542.68	8.64	6.328	93.18	670	80.00	35.13
450,000.01 - 500,000.00	188	89,117,129.47	6.86	6.315	94.74	671	80.95	38.26
500,000.01 - 550,000.00	204	107,099,510.12	8.25	6.232	94.55	668	79.80	58.71
550,000.01 - 600,000.00	128	73,890,683.52	5.69	6.191	92.16	669	80.25	59.38
600,000.01 - 650,000.00	65	40,802,605.48	3.14	6.198	95.36	672	80.72	60.10
650,000.01 >=	227	187,002,072.11	14.40	6.028	93.40	688	78.23	80.60
Total:	4,280	$1,298,845,581.32	100.00%	6.398%	92.15%	666	80.02%	47.90%

Lien Position

	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
1st Lien	4,280	$1,298,845,581.32	100.00%	6.398%	92.15%	666	80.02%	47.90%
Total:	4,280	$1,298,845,581.32	100.00%	6.398%	92.15%	666	80.02%	47.90%

Collateral Characteristics – Group 2 (continued)
Collateral characteristics are listed below as of the Cut-off Date.

Loan Purpose

	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
Purchase	2,802	$928,505,621.37	71.49%	6.256%	96.54%	679	80.40%	47.24%
Cash Out Refinance	1,390	347,454,606.88	26.75	6.754	81.62	633	79.07	48.41
Rate/Term Refinance	88	22,885,353.07	1.76	6.773	74.04	645	79.07	66.74
Total:	4,280	$1,298,845,581.32	100.00%	6.398%	92.15%	666	80.02%	47.90%

Occupancy Status

	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
Primary Home	4,187	$1,280,736,447.77	98.61%	6.389%	92.08%	665	80.00%	47.71%
Investment	69	12,971,344.62	1.00	7.068	95.55	700	82.02	72.66
Second Home	24	5,137,788.93	0.40	7.083	100.00	677	80.80	32.69
Total:	4,280	$1,298,845,581.32	100.00%	6.398%	92.15%	666	80.02%	47.90%

Original Terms to Stated Maturity

(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
1 - 180	50	$6,660,998.42	0.51%	7.268%	0.00%	629	79.29%	31.52%
181 - 240	1	74,728.27	0.01	7.500	0.00	563	84.27	100.00
241 - 360	4,229	1,292,109,854.63	99.48	6.394	92.63	666	80.03	47.98
Total:	4,280	$1,298,845,581.32	100.00%	6.398%	92.15%	666	80.02%	47.90%

Collateral Characteristics – Group 2 (continued)
Collateral characteristics are listed below as of the Cut-off Date.

Remaining Terms to Stated Maturity

(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
1 - 180	50	$6,660,998.42	0.51%	7.268%	0.00%	629	79.29%	31.52%
181 - 240	1	74,728.27	0.01	7.500	0.00	563	84.27	100.00
241 - 360	4,229	1,292,109,854.63	99.48	6.394	92.63	666	80.03	47.98
Total:	4,280	$1,298,845,581.32	100.00%	6.398%	92.15%	666	80.02%	47.90%

State Distribution (Top 10)

	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
CA	1,687	$711,739,372.71	54.80%	6.110%	96.55%	679	79.54%	46.24%
FL	320	79,772,970.71	6.14	6.767	91.80	660	79.90	47.34
IL	222	45,206,100.76	3.48	7.029	79.75	638	80.23	23.37
NY	134	44,317,297.63	3.41	6.625	87.76	662	79.81	39.57
NV	130	38,401,436.65	2.96	6.409	95.82	665	80.02	50.47
WA	119	30,216,421.64	2.33	6.322	90.34	659	80.15	59.38
TX	192	29,312,573.69	2.26	6.900	61.88	639	79.29	56.12
VA	75	28,595,492.87	2.20	6.547	97.06	666	80.45	56.34
MD	77	25,353,262.11	1.95	6.771	80.41	653	80.31	66.75
MI	141	24,922,787.46	1.92	7.003	90.55	628	83.15	48.98
Other	1,183	241,007,865.09	18.56	6.794	86.55	643	81.14	53.18
Total:	4,280	$1,298,845,581.32	100.00%	6.398%	92.15%	666	80.02%	47.90%

Collateral Characteristics – Group 2 (continued)
Collateral characteristics are listed below as of the Cut-off Date.

Original Loan-to-Value Ratio

	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
First Lien Loans:
Less than 60.01%	123	$24,392,650.93	1.88%	6.433%	66.70%	634	51.35%	42.35%
60.01 to 70.00%	158	47,717,341.61	3.67	6.490	85.64	632	66.54	59.24
70.01 to 80.00%	3,101	1,013,427,607.70	78.03	6.207	93.83	675	79.56	47.83
80.01 to 85.00%	271	60,570,090.69	4.66	7.138	88.28	619	84.44	52.93
85.01 to 90.00%	560	138,934,095.01	10.70	7.340	89.15	639	89.66	43.72
90.01 to 95.00%	66	13,698,077.50	1.05	7.352	83.50	655	94.46	43.58
95.01 to 100.00%	1	105,717.88	0.01	6.625	100.00	752	100.00	100.00
Total:	4,280	$1,298,845,581.32	100.00%	6.398%	92.15%	666	80.02%	47.90%

Collateral Characteristics – Group 2 (continued)
Collateral characteristics are listed below as of the Cut-off Date.

Original Full Combined Loan-to-Value Ratio*

	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
First Lien Loans:
Less than 60.01%	122	$23,842,650.93	1.84%	6.449%	65.93%	633	51.21%	43.32%
60.01 to 70.00%	140	33,925,712.48	2.61	6.527	79.81	614	66.12	55.33
70.01 to 80.00%	733	205,495,052.12	15.82	6.462	80.58	643	78.05	52.28
80.01 to 85.00%	280	67,606,904.52	5.21	7.050	89.50	626	82.87	54.62
85.01 to 90.00%	652	186,410,187.98	14.35	7.037	90.55	649	86.68	47.27
90.01 to 95.00%	183	69,882,707.14	5.38	6.363	92.65	674	82.24	54.13
95.01 to 100.00%	2,170	711,682,366.15	54.79	6.146	97.58	683	79.99	45.35
Total:	4,280	$1,298,845,581.32	100.00%	6.398%	92.15%	666	80.02%	47.90%

*Includes all liens on the mortgaged property.

Collateral Characteristics – Group 2 (continued)
Collateral characteristics are listed below as of the Cut-off Date.

FICO Score

	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
521 - 540	13	$1,649,966.21	0.13%	7.992%	79.26%	540	79.38%	68.20%
541 - 560	211	33,840,267.82	2.61	7.618	73.87	550	76.81	85.28
561 - 580	368	63,221,229.21	4.87	7.504	78.81	570	79.16	76.46
581 - 600	232	51,950,036.31	4.00	7.188	82.10	592	80.50	60.85
601 - 620	394	103,163,379.71	7.94	6.762	92.83	610	81.08	69.26
621 - 640	378	116,463,861.64	8.97	6.525	92.61	631	80.29	67.51
641 - 660	697	220,390,903.14	16.97	6.355	94.33	650	80.16	39.58
661 - 680	608	208,364,389.70	16.04	6.204	94.22	670	80.20	37.90
681 - 700	491	171,455,415.06	13.20	6.192	93.17	690	80.21	41.00
701 - 720	347	133,469,298.20	10.28	6.001	94.69	710	79.86	38.68
721 - 740	226	82,921,890.00	6.38	6.079	93.82	730	79.91	40.87
741 - 760	143	47,649,235.55	3.67	6.124	98.55	751	79.37	28.15
761 - 780	112	42,761,636.23	3.29	5.977	91.37	770	79.92	39.66
781 >=	60	21,544,072.54	1.66	5.871	94.21	791	78.45	45.31
Total:	4,280	$1,298,845,581.32	100.00%	6.398%	92.15%	666	80.02%	47.90%

Property Type

	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
Single Family	2,923	$857,108,514.29	65.99%	6.420%	91.29%	663	80.01%	45.84%
PUD	834	277,477,924.34	21.36	6.339	92.85	668	80.11	58.82
Condo	371	110,711,546.91	8.52	6.365	96.90	677	80.15	42.41
2-4 Family	152	53,547,595.78	4.12	6.420	92.52	679	79.58	35.62
Total:	4,280	$1,298,845,581.32	100.00%	6.398%	92.15%	666	80.02%	47.90%

Collateral Characteristics – Group 2 (continued)
Collateral characteristics are listed below as of the Cut-off Date.

Prepayment Penalty Term by Product Type ($)

Amortization Type	No Penalty	1 – 12 Months	13 – 24 Months	25 – 36 Months	37 – 48 Months	49 – 60 Months	Total
2/28 ARM (Libor)	$113,031,424.42	$85,381,048.27	$657,940,931.25	$58,372,612.70	$0.00	$0.00	$914,726,016.64
3/27 ARM (Libor)	69,922,558.87	7,728,589.93	4,199,400.00	121,351,359.64	0.00	0.00	203,201,908.44
Fixed Rate	36,816,360.94	2,695,127.04	2,544,932.87	58,851,215.98	0.00	0.00	100,907,636.83
5/25 ARM (Libor)	6,843,309.33	995,600.00	1,542,744.40	64,842,951.66	0.00	0.00	74,224,605.39
6 Month ARM (Libor)	1,022,500.00	0.00	1,026,500.00	1,304,500.00	0.00	0.00	3,353,500.00
1/29 ARM (Libor)	781,135.92	592,994.80	0.00	0.00	0.00	0.00	1,374,130.72
Balloon	656,454.46	0.00	0.00	401,328.84	0.00	0.00	1,057,783.30
Total:	$229,073,743.94	$97,393,360.04	$667,254,508.52	$305,123,968.82	$0.00	$0.00	$1,298,845,581.32

Prepayment Penalty Term by Product Type (%)

Amortization Type	No Penalty	1 – 12 Months	13 – 24 Months	25 – 36 Months	37 – 48 Months	49 – 60 Months	Total
2/28 ARM (Libor)	12.36%	9.33%	71.93%	6.38%	0.00%	0.00%	70.43%
3/27 ARM (Libor)	34.41	3.80	2.07	59.72	0.00	0.00	15.64
Fixed Rate	36.49	2.67	2.52	58.32	0.00	0.00	7.77
5/25 ARM (Libor)	9.22	1.34	2.08	87.36	0.00	0.00	5.71
6 Month ARM (Libor)	30.49	0.00	30.61	38.90	0.00	0.00	0.26
1/29 ARM (Libor)	56.85	43.15	0.00	0.00	0.00	0.00	0.11
Balloon	62.06	0.00	0.00	37.94	0.00	0.00	0.08
Total:	17.64%	7.50%	51.37%	23.49%	0.00%	0.00%	100.00%

Collateral Characteristics – Group 2 (continued)
Collateral characteristics are listed below as of the Cut-off Date.

Prepayment Penalty Description – Top 5

	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
6 Mo. Int. on Amount Prepaid > 20% Orig. Bal.	2,842	$955,504,747.58	73.57%	6.258%	94.35%	671	79.78%	48.22%
None	855	228,494,995.15	17.59	6.768	83.85	656	80.14	47.30
2% OF UPB	193	51,643,728.93	3.98	6.583	92.52	656	81.04	48.83
1% OF UPB	256	39,961,090.17	3.08	7.083	84.85	627	83.42	52.34
2 Mo. Int. on Amount Prepaid > 20% Orig. Bal.	131	22,662,270.70	1.74	6.908	97.52	626	80.65	30.26
Other	3	578,748.79	0.04	7.355	0.00	618	77.25	59.60
Total:	4,280	$1,298,845,581.32	100.00%	6.398%	92.15%	666	80.02%	47.90%

Documentation Type

	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
Stated	2,301	$671,747,606.47	51.72%	6.474%	93.79%	678	80.24%	0.00%
Full	1,963	622,152,683.87	47.90	6.315	90.61	653	79.80	100.00
Limited	16	4,945,290.98	0.38	6.540	63.89	653	79.63	0.00
Total:	4,280	$1,298,845,581.32	100.00%	6.398%	92.15%	666	80.02%	47.90%

Collateral Characteristics – Group 2 (continued)
Collateral characteristics are listed below as of the Cut-off Date.

Debt to Income Ratio

(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
Full Doc Loans:
0.01 to 5.00	4	$1,887,850.00	0.15%	6.386%	100.00%	670	74.76%	100.00%
5.01 to 10.00	11	4,041,299.00	0.31	6.157	68.74	653	80.36	100.00
10.01 to 15.00	22	7,465,727.43	0.57	6.293	91.58	664	78.92	100.00
15.01 to 20.00	39	10,830,220.80	0.83	6.305	82.97	673	78.58	100.00
20.01 to 25.00	67	20,111,918.57	1.55	6.385	83.29	652	79.51	100.00
25.01 to 30.00	107	33,555,718.30	2.58	6.392	91.58	652	78.70	100.00
30.01 to 35.00	147	42,236,168.25	3.25	6.489	81.50	650	78.53	100.00
35.01 to 40.00	216	64,087,258.47	4.93	6.587	88.76	646	80.38	100.00
40.01 to 45.00	241	75,052,587.48	5.78	6.525	86.11	646	80.07	100.00
45.01 to 50.00	306	110,310,783.82	8.49	6.404	86.44	656	80.38	100.00
50.01 to 55.00	803	252,573,151.75	19.45	6.104	96.79	655	79.80	100.00
Subtotal (Full Doc):	1,963	$622,152,683.87	47.90%	6.315%	90.61%	653	79.80%	100.00%

Non-Full Doc Loans:
5.01 to 10.00	2	$407,447.81	0.03%	6.865%	100.00%	667	60.58%	0.00%
10.01 to 15.00	9	906,841.06	0.07	6.846	67.38	648	73.70	0.00
15.01 to 20.00	22	4,042,891.43	0.31	6.390	78.42	672	76.82	0.00
20.01 to 25.00	59	11,977,167.00	0.92	6.593	77.85	660	75.74	0.00
25.01 to 30.00	142	29,699,730.76	2.29	6.631	88.63	671	80.24	0.00
30.01 to 35.00	223	57,043,464.43	4.39	6.487	91.16	673	79.03	0.00
35.01 to 40.00	428	121,498,474.36	9.35	6.444	93.41	676	80.38	0.00
40.01 to 45.00	619	191,652,290.25	14.76	6.436	94.98	682	80.40	0.00
45.01 to 50.00	721	233,881,530.84	18.01	6.475	95.81	681	80.48	0.00
50.01 to 55.00	92	25,583,059.51	1.97	6.628	84.95	652	81.78	0.00
Subtotal (Non-Full Doc):	2,317	$676,692,897.45	52.10%	6.475%	93.57%	678	80.23%	0.00%

Total:	4,280	$1,298,845,581.32	100.00%	6.398%	92.15%	666	80.02%	47.90%

Collateral Characteristics – Group 2 (continued)
Collateral characteristics are listed below as of the Cut-off Date.

Mortgage Rates

(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
Adjustable Rate Loans:
Less than 5.501	308	$135,874,249.30	10.46%	5.346%	100.00%	697	78.89%	71.66%
5.501 to 6.000	920	353,587,973.27	27.22	5.859	100.00	688	79.32	53.19
6.001 to 6.500	946	311,048,230.72	23.95	6.317	100.00	671	79.33	37.23
6.501 to 7.000	786	220,947,361.49	17.01	6.795	100.00	656	80.60	33.68
7.001 to 7.500	378	93,575,186.28	7.20	7.307	100.00	626	82.73	42.73
7.501 to 8.000	245	50,289,502.00	3.87	7.810	100.00	609	84.49	57.69
8.001 to 8.500	120	23,652,154.51	1.82	8.275	100.00	590	87.23	62.61
8.501 to 9.000	49	6,906,245.18	0.53	8.772	100.00	580	85.93	51.76
9.001 to 9.500	4	907,556.53	0.07	9.298	100.00	577	88.71	63.33
9.501 to 10.000	1	91,701.91	0.01	9.750	100.00	566	90.00	100.00
Subtotal (ARM Loans):	3,757	$1,196,880,161.19	92.15%	6.355%	100.00%	668	80.19%	47.10%

Fixed Rate Loans:
Less than 5.501	7	$4,409,334.55	0.34%	5.185%	0.00%	718	65.70%	90.15%
5.501 to 6.000	40	16,564,944.67	1.28	5.859	0.00	703	76.43	75.94
6.001 to 6.500	59	14,406,411.76	1.11	6.385	0.00	667	75.78	52.85
6.501 to 7.000	121	26,244,766.37	2.02	6.827	0.00	640	77.41	44.23
7.001 to 7.500	118	16,666,902.38	1.28	7.339	0.00	617	78.49	50.91
7.501 to 8.000	94	13,886,960.88	1.07	7.805	0.00	592	82.53	56.25
8.001 to 8.500	55	7,404,827.18	0.57	8.280	0.00	598	84.24	62.89
8.501 to 9.000	22	1,891,025.12	0.15	8.732	0.00	583	83.56	69.34
9.001 to 9.500	7	490,247.22	0.04	9.258	0.00	593	79.72	80.63
Subtotal (Fixed Rate):	523	$101,965,420.13	7.85%	6.906%	0.00%	643	78.01%	57.31%

Total:	4,280	$1,298,845,581.32	100.00%	6.398%	92.15%	666	80.02%	47.90%

Collateral Characteristics – Group 2 (continued)
Collateral characteristics are listed below as of the Cut-off Date.

Gross Margin

(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
4.001 - 4.500	2	$517,800.00	0.04%	5.391%	100.00%	745	79.91%	100.00%
4.501 - 5.000	1,311	488,156,848.47	40.79	5.872	100.00	675	78.90	50.52
5.001 - 5.500	1,310	429,328,949.67	35.87	6.368	100.00	673	80.12	44.23
5.501 - 6.000	728	191,824,900.44	16.03	6.978	100.00	651	82.13	44.69
6.001 - 6.500	311	70,194,603.65	5.86	7.499	100.00	640	82.81	43.77
6.501 - 7.000	83	15,074,103.26	1.26	8.168	100.00	613	86.53	59.53
7.001 - 7.500	11	1,647,774.55	0.14	8.394	100.00	600	87.86	76.32
7.501 - 8.000	1	135,181.15	0.01	8.375	100.00	647	94.98	0.00
Total:	3,757	$1,196,880,161.19	100.00%	6.355%	100.00%	668	80.19%	47.10%

Initial Periodic Cap

(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
1.000	13	$3,353,500.00	0.28%	6.085%	100.00%	689	83.05%	88.43%
2.000	4	1,374,130.72	0.11	5.655	100.00	697	68.16	81.53
3.000	3,740	1,192,152,530.47	99.61	6.357	100.00	668	80.20	46.94
Total:	3,757	$1,196,880,161.19	100.00%	6.355%	100.00%	668	80.19%	47.10%

Collateral Characteristics – Group 2 (continued)
Collateral characteristics are listed below as of the Cut-off Date.

Subsequent Periodic Cap

(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
1.000	3,757	$1,196,880,161.19	100.00%	6.355%	100.00%	668	80.19%	47.10%
Total:	3,757	$1,196,880,161.19	100.00%	6.355%	100.00%	668	80.19%	47.10%

Maximum Rate

(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
10.501 - 11.000	21	$9,803,598.14	0.82%	4.920%	100.00%	692	76.90%	75.84%
11.001 - 11.500	287	126,070,651.16	10.53	5.379	100.00	697	79.05	71.33
11.501 - 12.000	920	353,587,973.27	29.54	5.859	100.00	688	79.32	53.19
12.001 - 12.500	946	311,048,230.72	25.99	6.317	100.00	671	79.33	37.23
12.501 - 13.000	786	220,947,361.49	18.46	6.795	100.00	656	80.60	33.68
13.001 - 13.500	378	93,575,186.28	7.82	7.307	100.00	626	82.73	42.73
13.501 - 14.000	245	50,289,502.00	4.20	7.810	100.00	609	84.49	57.69
14.001 - 14.500	120	23,652,154.51	1.98	8.275	100.00	590	87.23	62.61
14.501 - 15.000	49	6,906,245.18	0.58	8.772	100.00	580	85.93	51.76
15.001 - 15.500	4	907,556.53	0.08	9.298	100.00	577	88.71	63.33
15.501 - 16.000	1	91,701.91	0.01	9.750	100.00	566	90.00	100.00
Total:	3,757	$1,196,880,161.19	100.00%	6.355%	100.00%	668	80.19%	47.10%

Collateral Characteristics – Group 2 (continued)
Collateral characteristics are listed below as of the Cut-off Date.

Minimum Rate

(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
<= 5.500	308	$135,874,249.30	11.35%	5.346%	100.00%	697	78.89%	71.66%
5.501 - 6.000	919	353,439,520.17	29.53	5.858	100.00	688	79.31	53.21
6.001 - 6.500	947	311,196,683.82	26.00	6.317	100.00	671	79.33	37.21
6.501 - 7.000	786	220,947,361.49	18.46	6.795	100.00	656	80.60	33.68
7.001 - 7.500	378	93,575,186.28	7.82	7.307	100.00	626	82.73	42.73
7.501 - 8.000	245	50,289,502.00	4.20	7.810	100.00	609	84.49	57.69
8.001 - 8.500	120	23,652,154.51	1.98	8.275	100.00	590	87.23	62.61
8.501 - 9.000	49	6,906,245.18	0.58	8.772	100.00	580	85.93	51.76
9.001 - 9.500	4	907,556.53	0.08	9.298	100.00	577	88.71	63.33
9.501 - 10.000	1	91,701.91	0.01	9.750	100.00	566	90.00	100.00
Total:	3,757	$1,196,880,161.19	100.00%	6.355%	100.00%	668	80.19%	47.10%

Months to Next Rate Adjustment

(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
1 - 12	17	$4,727,630.72	0.39%	5.960%	100.00%	691	78.72%	86.43%
13 - 24	2,809	914,726,016.64	76.43	6.385	100.00	666	80.35	43.84
25 - 36	674	203,201,908.44	16.98	6.319	100.00	666	80.08	49.78
37 >=	257	74,224,605.39	6.20	6.116	100.00	691	78.68	77.40
Total:	3,757	$1,196,880,161.19	100.00%	6.355%	100.00%	668	80.19%	47.10%

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov.  A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request.  (The Prospectus Supplement and Prospectus are referred to collectively as the "Offering Document").  The Offering Document contains important information about the offered securities that is not contained in these materials.  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof.